As filed with the Securities and Exchange Commission on December 30, 2019

Registration No. 811-01136
Registration No. 002-19458

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No.	275	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	275	☒

(Check appropriate box or boxes)
GUGGENHEIM FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
702 KING FARM BOULEVARD, SUITE 200, ROCKVILLE, MARYLAND 20850
(Address of Principal Executive Offices/Zip Code)
Registrant’s Telephone Number, including area code:
(301) 296-5100

Copies To:
Amy J. Lee Vice President and Chief Legal Officer 702 King Farm Boulevard Suite 200 Rockville, MD 20850	Julien Bourgeois Dechert LLP 1900 K Street, NW Washington, DC 20006
(Name and address of Agent for Service)

Approximate date of proposed public offering: Effective Date of this Post-Effective Amendment
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on January 3, 2020 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on _____________ pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on _____________ pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Mutual Funds	|	Equity	|	1.3.2020

Guggenheim Funds Prospectus
Institutional Class

Ticker Symbol	Fund Name
SVUIX	Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund)

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

SCVI-PRO-1219x0120	guggenheiminvestments.com

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Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund)

INVESTMENT OBJECTIVE
The Guggenheim SMid Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in Institutional Class shares of the Fund. These commissions are not reflected in the fee and expense table or expense example below.

Institutional
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.30%
Total Annual Fund Operating Expenses	1.05%

[1]	Other expenses are based on estimated expenses for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

Institutional

1 Year	$107
3 Years	$334
5 Years	$579
10 Years	$1,283
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500® Value Index. Although a universal definition of small- and mid-capitalization (i.e., SMid-capitalization) companies does not exist, the Fund generally defines SMid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2018, the Russell 2500® Value Index consisted of securities of companies with market capitalizations that ranged from $26 million to $12.5 billion.

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In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been

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leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment

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Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
Institutional Class shares of the Fund are newly organized. The Guggenheim SMid Cap Value Institutional Fund (formerly, Guggenheim Mid Cap Value Institutional Fund), which pursued the same investment objective and principal investment strategies as the Fund and was managed in the same manner, reorganized with and into Institutional Class shares of the Fund. The Fund has adopted the Guggenheim SMid Cap Value Institutional Fund's performance history with respect to its Institutional Class shares. Accordingly, the performance of the Institutional Class shares of the Fund shown below is the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns shown below for the Guggenheim SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund and could have been lower had such an adjustment been made.
The following chart and table provide some indication of the risks of investing in the Fund by showing the calendar year performance from year to year and average annual returns for the one, five and ten year periods compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

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Highest Quarter Return Q2 2009 24.00%	Lowest Quarter Return Q3 2011 -19.86%

Year to date total return as of September 30, 2019, is 19.20%.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Inception	1 Year	5 Years	10 Years
Institutional Class	7/11/2008
Return Before Taxes		-12.90%	3.40%	10.96%
Return After Taxes on Distributions		-15.99%	-0.04%	8.29%
Return After Taxes on Distributions and Sale of Fund Shares		-6.20%	2.00%	8.53%
Index
Russell 2500® Value Index (reflects no deductions for fees, expenses or taxes)		-12.36%	4.16%	11.62%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Mr. Schier has managed the Fund since 1997. Messrs. Sharaff and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares

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if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Institutional Class shares will be redeemed at net asset value on the day the account is closed.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Fund may change the Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Because the Fund has a name suggesting a specific type of investment or industry, if the Fund changes its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. For purposes of this 80% policy, derivatives usually will be based on their notional value. For purposes of determining the Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the 1940 Act, the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee the Fund will achieve its investment objective.
The Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Fund's holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Fund’s investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help the Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, the Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Fund’s investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, the Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Fund is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Fund’s fundamental policies is included in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for the Fund. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Fund is set forth below. The fact that a particular risk was not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. The Fund may engage in active and frequent trading of portfolio

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securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for the Fund.
Investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage the Fund.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Depositary Receipt Risk—The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. dollar-

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denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of the Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, the Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Fund invests.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could

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be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

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Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
The Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment

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strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which the Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
Investments by the Fund in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities significantly increase the Fund's exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Fund. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest. Also, the performance of an underlying fund or other investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index. In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a fund to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.
The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility

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in the financial markets. As a result, the Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund's valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Fund (or the Investment Manager) rely on various sources of information to value investments and calculate net asset value. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund's ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and the Fund if it holds a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of the Fund's investments that are fair valued or difficult to value vary from time to time. The Fund's shareholder reports contain more information about the Fund's holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.
Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.
Market Risk—The value of, or income generated by, the securities held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Fund will increase in value along with the broader markets. For example, the value of the Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may

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invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund.
Mid-Capitalization Securities Risk—The Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques (“quantitative investing”), and the investments selected based on such techniques, will produce the desired results or enable the Fund to achieve its investment objective. The Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”).  The Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool.  Thus, the Fund is subject to the risk that any quantitative tools used by the Investment Manager will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other laws; regulatory limitations on rents; property taxes; operating expenses; overbuilding, construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events such as earthquakes, hurricanes and terrorist acts. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns.
Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
The value or price of real estate company securities may drop because of, among other adverse events, the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Regulatory and Legal Risk—The Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of,

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the Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which the Fund invests and the Fund's investment strategies and performance.
REIT Risk—REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, the Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. The Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector.  The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors.  Such issuers may also react similarly to these developments or conditions. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.  The Fund's shareholder reports contain information about

15 | PROSPECTUS

the Fund's holdings, including exposures to sectors. Investors should consider consulting these reports for more information.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. The Fund may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If the Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies in the technology sector, including information technology companies, may be very volatile. The potential for wide variation in performance is based on the special risks and challenges common to these companies, including, among other things, worldwide competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector. The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.
Small-Capitalization Securities Risk—The Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.
The SAI describes the Fund's principal investment risks in more detail and also describes other risks applicable to the Fund. The additional risks include the following:
Cyber Security and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Fund's or its service providers’ operations. A cyber incident could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs.

PROSPECTUS | 16

Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the SAI.
Investment Manager

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Fund. On June 30, 2019, the aggregate assets under the investment management and supervision of Security Investors were approximately $9.5 billion.
The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program.
MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by the Fund.

Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim SMid Cap Value Fund	0.75%
The Investment Manager has contractually agreed through February 1, 2021, to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of Institutional Class shares of the Fund to the following annual percentage of average daily net assets: 1.05%.
The Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The Investment Manager may only recoup such reimbursement when the Operating Expenses for the Fund or class do not exceed the then-applicable expense cap.
The Investment Manager has also contractually agreed through February 1, 2021, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when the Investment Manager ceases to serve as such and it may be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.

17 | PROSPECTUS

A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of the Fund is available in the Fund's annual report for the fiscal period ended September 30, 2019.
PORTFOLIO MANAGERS
The following individuals serve as portfolio managers of the Fund: James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
Burak Hurmeydan, Ph.D., Director and Portfolio Manager of Security Investors, has co-managed Guggenheim SMid Cap Value Fund since November 2018. Dr. Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management from 2008 to 2009. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Manager. He has co-managed Guggenheim SMid Cap Value Fund since August 2015. Mr. Sharaff joined Guggenheim Partners in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Partners, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
James P. Schier, CFA, Senior Managing Director and Portfolio Manager of Security Investors, has been the manager of Guggenheim SMid Cap Value Fund since its inception (May 1997). While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.
Gregg Strohkorb, CFA, Director and Portfolio Manager of Security Investors, has managed Guggenheim SMid Cap Value Fund since August 2015. Mr. Strohkorb joined the Investment Manager in 2006 and also serves as a senior quantitative research analyst. Prior to joining the firm, Mr. Strohkorb was a Quantitative Equity Analyst for Denver Investment Advisors and a small hedge fund. In addition, Mr. Strohkorb has extensive experience in software development, systems management and database management. This includes experience with Morgan Stanley in international equity trading, settlement, corporate actions and securities lending systems. He earned a B.S. in Biological Sciences and an M.S. in Applied Science from The College of William and Mary and an MBA in International Business from the American Graduate School of International Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
David G. Toussaint, CFA, Managing Director and Portfolio Manager of Security Investors. He has co-managed Guggenheim SMid Cap Value Fund since January 2017. Mr. Toussaint has more than 25 years of investment industry experience.  From 2012 to 2016, Mr. Toussaint was a Senior Equity Research Analyst covering the energy, utilities, and healthcare sectors for the value equity funds.  From 2000 to 2012, he served as the portfolio manager for the firm’s high yield mutual fund strategy.  Prior to joining the Investment Manager in 2000, Mr. Toussaint was a fixed-income credit research analyst and an investment accounting manager for Allstate Insurance. Mr. Toussaint earned a B.A. in Economics from the University of Illinois, a M.S. in Accounting from DePaul University and an MBA in Finance from the University of Chicago. He is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst® designation.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

PROSPECTUS | 18

CONFLICTS OF INTEREST
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Manager and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and Investment Manager (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

Although the Fund is not currently sub-advised, the Investment Manager and the Fund have received from the SEC an exemptive order for a multi manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund's Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if the Fund uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Fund;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Manager does not expect to recommend frequent changes of any future sub-advisers. Although the Investment Manager will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or the Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Each share class of the Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. The Fund's other share classes are described in separate prospectuses. Please refer to the applicable prospectus for more information.
Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
Institutional Class
Institutional Class shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:

•	Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Fund;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Fund’s Investment Manager or Distributor, and their affiliates;

19 | PROSPECTUS

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund.
The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of the Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
A shareholder currently holding Class A or Class C shares of the Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of the Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in the Fund’s then-current prospectus and SAI.
Institutional Class shares are not subject to sales charges.
SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of the Fund for another share class of the same Fund.  From time to time, the Fund may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Fund may determine).  A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Fund reserves the right to modify, suspend or eliminate any share class conversion features at any time.

Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held.  You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

Although the Fund expects that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in the Fund and any share class conversions.  You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

PROSPECTUS | 20

OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•
Any application that is sent to MUFG Investor Services (the "Transfer Agent") does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). The Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund's Transfer Agent, Guggenheim Funds Distributors, LLC (the "Distributor"), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

21 | PROSPECTUS

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund's or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for Institutional Class shares of the Fund is listed in the Fund’s “Fund Summary.”
Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund is generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”

PROSPECTUS | 22

PURCHASE PROCEDURES
The Fund offers you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

23 | PROSPECTUS

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

Subsequent Purchases
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103
Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase

•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

CANCELLED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund's NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your cancelled order.

PROSPECTUS | 24

Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
The Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
The Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file. If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of the Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

25 | PROSPECTUS

If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS

The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. The Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.
UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued. If a re-issued check is not cashed within 90 days, the check will be cancelled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

PROSPECTUS | 26

For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of the Fund and use the proceeds from that sale to purchase shares of another fund in the Family of Funds. Investors may make exchanges on any Business Day of shares of the Fund for corresponding shares of any other fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other funds in the Family of Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
For exchanges of shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.

27 | PROSPECTUS

The Investment Manager will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

PROSPECTUS | 28

STATEMENTS AND CONFIRMATIONS
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776
You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund's Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.

29 | PROSPECTUS

Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Fund's policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund.
No restrictions are applied to transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund's group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund's objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.
In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be cancelled or revoked by the Fund by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUND
In addition to the rights expressly set forth in the Prospectus and SAI, the Fund reserves the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Fund or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Fund (or its agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Fund, the Investment Manager (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.

PROSPECTUS | 30

UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

The Fund has not adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Institutional Class shares.
COMPENSATION TO DEALERS
The Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund's expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.
Shareholder Services

SUB-TRANSFER AGENCY SERVICES
The Distributor or Trust may enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary.  The aggregate amount of these payments, which are reimbursed in all or in part by the Fund, may be substantial and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Fund's operating expenses and reduce their investment performance.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

31 | PROSPECTUS

EXCHANGE PRIVILEGE
Shareholders of the Fund may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Fund may be exchanged only for shares of the same class of another available fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Fund's Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. The Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

The Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of the Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election

PROSPECTUS | 32

will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to the Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
The Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of the Fund’s net short-term capital gains generally will be taxed at ordinary income rates. The Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross

33 | PROSPECTUS

income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
The Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 35% on certain capital gain dividends) from the Fund, as discussed in more detail in the SAI.
COST BASIS
The Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Fund will permit Fund shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. The Fund calculates its NAV by:
•Taking the current market value of its total assets;
•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.

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When calculating the NAV, the Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued under the Fund's valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares and, therefore, the value of portfolio securities of the Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Fund's holdings can be found in the SAI and the Fund's shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders.  The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Manager or other parties who provide services to the Fund.
The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be

35 | PROSPECTUS

eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Fund's website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

PROSPECTUS | 36

Financial Highlights

Because the Institutional Class shares of the Fund commenced operations on or about the date of this Prospectus, no financial highlights information has been provided.

37 | PROSPECTUS

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Fund can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Fund (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Fund, and the Fund's annual or semi-annual reports are available, without charge, upon request by calling the Fund's toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Fund's toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

The Fund’s Investment Company Act file number is listed below:

Guggenheim Funds Trust	811-01136

• Guggenheim SMid Cap Value Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund), Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

PROSPECTUS | 38

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

Mutual Funds	|	Equity	|	1.3.2020

Guggenheim Funds Prospectus
Class R6

Ticker Symbol	Fund Name
—*	Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund)

* Class R6 shares of the Fund are not currently offered for sale.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

SCVR6-PRO-1219x0120	guggenheiminvestments.com

i | PROSPECTUS

PROSPECTUS | ii

Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund)

INVESTMENT OBJECTIVE
The Guggenheim SMid Cap Value Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in Class R6 shares of the Fund. These commissions are not reflected in the fee and expense table or expense example below.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.95%

[1]	Other expenses are based on estimated expenses for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$97
3 Years	$303
5 Years	$525
10 Years	$1,166
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500® Value Index. Although a universal definition of small- and mid-capitalization (i.e., SMid-capitalization) companies does not exist, the Fund generally defines SMid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2018, the Russell 2500® Value Index consisted of securities of companies with market capitalizations that ranged from $26 million to $12.5 billion.

1 | PROSPECTUS

In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been

PROSPECTUS | 2

leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles,including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment

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Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance.
The Guggenheim SMid Cap Value Institutional Fund (formerly, Guggenheim Mid Cap Value Institutional Fund), which pursued the same investment objective and principal investment strategies as the Fund and was managed in the same manner, reorganized with and into Institutional Class shares of the Fund. The Fund has adopted the Guggenheim SMid Cap Value Institutional Fund's performance history with respect to its Institutional Class shares. Accordingly, the performance of the Institutional Class shares of the Fund shown below is the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns shown below for the Guggenheim SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund and could have been lower had such an adjustment been made.

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Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q2 2009 24.00%	Lowest Quarter Return Q3 2011 -19.86%

Year to date total return as of September 30, 2019, is 19.20%.
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years
Institutional Class	7/11/2008*
Return Before Taxes		-12.90%	3.40%	10.96%
Return After Taxes on Distributions		-15.99%	-0.04%	8.29%
Return After Taxes on Distributions and Sale of Fund Shares		-6.20%	2.00%	8.53%
Index
Russell 2500® Value Index (reflects no deductions for fees, expenses or taxes)		-12.36%	4.16%	11.62%
* Inception date is for Institutional Class shares of the Fund.

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Mr. Schier has managed the Fund since 1997. Messrs. Sharaff and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.

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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Fund may change the Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Because the Fund has a name suggesting a specific type of investment or industry, if the Fund changes its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. For purposes of this 80% policy, derivatives usually will be based on their notional value. For purposes of determining the Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the 1940 Act, the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee the Fund will achieve its investment objective.
The Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Fund's holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Fund’s investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help the Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, the Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Fund’s investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, the Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Fund is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Fund’s fundamental policies is included in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for the Fund. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Fund is set forth below. The fact that a particular risk was not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. The Fund may engage in active and frequent trading of portfolio

7 | PROSPECTUS

securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for the Fund.
Investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage the Fund.
Convertible Securities Risk-Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Counterparty Credit Risk-Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Depositary Receipt Risk-The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. dollar-

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denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk-The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of the Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, the Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Fund invests.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk-Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could

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be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Futures Contracts Risk-Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk-The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities-Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

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Equity Securities Risk-The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
The Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Foreign Securities and Currency Risk-Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
Investment in Investment Vehicles Risk-Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment

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strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which the Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
Investments by the Fund in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities significantly increase the Fund's exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Fund. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest. Also, the performance of an underlying fund or other investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index. In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a fund to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.
The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Liquidity and Valuation Risk-It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility

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in the financial markets. As a result, the Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund's valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Fund (or the Investment Manager) rely on various sources of information to value investments and calculate net asset value. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund's ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and the Fund if it holds a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of the Fund's investments that are fair valued or difficult to value vary from time to time. The Fund's shareholder reports contain more information about the Fund's holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.
Management Risk-The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.
Market Risk-The value of, or income generated by, the securities held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Fund will increase in value along with the broader markets. For example, the value of the Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may

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invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund.
Mid-Capitalization Securities Risk-The Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for the Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Quantitative Investing Risk-There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques (“quantitative investing”), and the investments selected based on such techniques, will produce the desired results or enable the Fund to achieve its investment objective. The Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”).  The Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool.  Thus, the Fund is subject to the risk that any quantitative tools used by the Investment Manager will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected.
Real Estate Investments Risk-The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other laws; regulatory limitations on rents; property taxes; operating expenses; overbuilding, construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events such as earthquakes, hurricanes and terrorist acts. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns.
Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
The value or price of real estate company securities may drop because of, among other adverse events, the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Regulatory and Legal Risk-The Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are

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taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which the Fund invests and the Fund's investment strategies and performance.
REIT Risk-REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Restricted Securities Risk-Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, the Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. The Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Sector Emphasis Risk-If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector.  The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors.  Such issuers may also react similarly to these developments or conditions. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.  The Fund's shareholder reports contain information about

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the Fund's holdings, including exposures to sectors. Investors should consider consulting these reports for more information.
Sector Emphasis Risk-Financial Sector Risk-The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. The Fund may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If the Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.
Sector Emphasis Risk-Technology Stocks Risk-Stocks of companies in the technology sector, including information technology companies, may be very volatile. The potential for wide variation in performance is based on the special risks and challenges common to these companies, including, among other things, worldwide competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector. The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.
Small-Capitalization Securities Risk-The Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Value Stocks Risk-Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.
The SAI describes the Fund's principal investment risks in more detail and also describes other risks applicable to the Fund. The additional risks include the following:
Cyber Security and Operational Risk-As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Fund's or its service providers’ operations. A cyber incident could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs.

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Securities Lending Risk-Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the SAI.
Investment Manager

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Fund. On June 30, 2019, the aggregate assets under the investment management and supervision of Security Investors were approximately $9.5 billion.

The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program.
MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by the Fund.

Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim SMid Cap Value Fund	0.75%
The Investment Manager has contractually agreed through February 1, 2021, to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of Class R6 shares of the Fund to the following annual percentage of average daily net assets: 1.05%.
The Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The Investment Manager may only recoup such reimbursement when the Operating Expenses for the Fund or class do not exceed the then-applicable expense cap.
The Investment Manager has also contractually agreed through February 1, 2021, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when the Investment Manager ceases to serve as such and it may be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These

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arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of the Fund is available in the Fund's annual report for the fiscal period ended September 30, 2019.
PORTFOLIO MANAGERS
The following individuals serve as portfolio managers of the Fund: James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
Burak Hurmeydan, Ph.D., Director and Portfolio Manager of Security Investors, has co-managed Guggenheim SMid Cap Value Fund since November 2018. Dr. Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management from 2008 to 2009. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Manager. He has co-managed Guggenheim SMid Cap Value Fund since August 2015. Mr. Sharaff joined Guggenheim Partners in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Partners, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
James P. Schier, CFA, Senior Managing Director and Portfolio Manager of Security Investors, has been the manager of Guggenheim SMid Cap Value Fund since its inception (May 1997). While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.
Gregg Strohkorb, CFA, Director and Portfolio Manager of Security Investors, has managed Guggenheim SMid Cap Value Fund since August 2015. Mr. Strohkorb joined the Investment Manager in 2006 and also serves as a senior quantitative research analyst. Prior to joining the firm, Mr. Strohkorb was a Quantitative Equity Analyst for Denver Investment Advisors and a small hedge fund. In addition, Mr. Strohkorb has extensive experience in software development, systems management and database management. This includes experience with Morgan Stanley in international equity trading, settlement, corporate actions and securities lending systems. He earned a B.S. in Biological Sciences and an M.S. in Applied Science from The College of William and Mary and an MBA in International Business from the American Graduate School of International Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
David G. Toussaint, CFA, Managing Director and Portfolio Manager of Security Investors. He has co-managed Guggenheim SMid Cap Value Fund since January 2017. Mr. Toussaint has more than 25 years of investment industry experience.  From 2012 to 2016, Mr. Toussaint was a Senior Equity Research Analyst covering the energy, utilities, and healthcare sectors for the value equity funds.  From 2000 to 2012, he served as the portfolio manager for the firm’s high yield mutual fund strategy.  Prior to joining the Investment Manager in 2000, Mr. Toussaint was a fixed-income credit research analyst and an investment accounting manager for Allstate Insurance. Mr. Toussaint earned a B.A. in Economics from the University of Illinois, a M.S. in Accounting from DePaul University and an MBA in Finance from the University of Chicago. He is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst® designation.

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The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
CONFLICTS OF INTEREST
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Manager and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and Investment Manager (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

Although the Fund is not currently sub-advised, the Investment Manager and the Fund have received from the SEC an exemptive order for a multi manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund's Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if the Fund uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Fund;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Manager does not expect to recommend frequent changes of any future sub-advisers. Although the Investment Manager will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or the Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of the Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of the Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and do not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of the Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of the Fund through an account held directly with the Fund and not traded through an intermediary.

19 | PROSPECTUS

The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in the Fund's then-current prospectus and SAI.
OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•
Any application that is sent to MUFG Investor Services (the "Transfer Agent") does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). The Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund's Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off

PROSPECTUS | 20

times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Class R6 shares may be required to pay a commission to a broker in connection with transactions in Class R6 shares.  The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund's or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for Class R6 shares of the Fund is listed in the Fund's “Fund Summary.”
Newly purchased shares are generally considered covered shares. The Fund is generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO").
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”

21 | PROSPECTUS

PURCHASE PROCEDURES
The Fund offers you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

PROSPECTUS | 22

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

Mailing Addresses
	Standard Delivery	Overnight Delivery
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (MAIL)

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

CANCELLED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if

23 | PROSPECTUS

the Fund's NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your cancelled order.
Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
The Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
The Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file. If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of the Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).

PROSPECTUS | 24

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order (to the extent applicable): undated non-covered shares ("non-covered shares" are shares acquired before January 1, 2012), non-covered shares followed by covered shares using the method in effect for the account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. The Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.
UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued. If a re-issued check is not cashed within 90 days, the check will be cancelled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

25 | PROSPECTUS

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of the Fund and use the proceeds from that sale to purchase shares of another fund in the Family of Funds. Investors may make exchanges on any Business Day of shares of the Fund for corresponding shares of any other fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other funds in the Family of Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
For exchanges of shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

PROSPECTUS | 26

DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Manager will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

27 | PROSPECTUS

Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

PROSPECTUS | 28

STATEMENTS AND CONFIRMATIONS
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
 Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776
You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund's Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.

29 | PROSPECTUS

Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Fund's policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund.
No restrictions are applied to transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund's group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund's objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.
In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be cancelled or revoked by the Fund by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUND
In addition to the rights expressly set forth in the Prospectus and SAI, the Fund reserves the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Fund or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Fund (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Fund, the Investment Manager (or its

PROSPECTUS | 30

affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of the Fund or for shareholder services.
COMPENSATION TO DEALERS
The Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund's expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.
Shareholder Services

SYSTEMATIC WITHDRAWAL PLAN
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

EXCHANGE PRIVILEGE
Shareholders of the Fund may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.

31 | PROSPECTUS

Class R6 shares of the Fund may be exchanged only for Class R6 shares of another available fund.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. The Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

The Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of the Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested,

PROSPECTUS | 32

those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to the Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
The Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of the Fund’s net short-term capital gains generally will be taxed at ordinary income rates. The Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
The Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an

33 | PROSPECTUS

additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 35% on certain capital gain dividends) from the Fund, as discussed in more detail in the SAI.
COST BASIS
The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). The Fund will permit Fund shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the SAI for additional tax information.

Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. The Fund calculates its NAV by:
•Taking the current market value of its total assets;
•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, the Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued under the Fund's valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities

PROSPECTUS | 34

listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares and, therefore, the value of portfolio securities of the Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Fund's holdings can be found in the SAI and the Fund's shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders.  The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Manager or other parties who provide services to the Fund.
The Fund offers other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For

35 | PROSPECTUS

more information, please contact your financial intermediary, visit the Fund's website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

PROSPECTUS | 36

Financial Highlights

Because the Class R6 shares of the Fund had not yet commenced operations as of the date of this Prospectus, no financial highlights information has been provided.

37 | PROSPECTUS

For More Information

By Telephone—Call 800.820.0888.
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Fund can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Fund (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Fund, and the Fund's annual or semi-annual reports are available, without charge, upon request by calling the Fund's toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Fund's toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

The Fund’s Investment Company Act file number is listed below:

Guggenheim Funds Trust	811-01136

• Guggenheim SMid Cap Value Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund), Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

PROSPECTUS | 38

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

Guggenheim Funds Trust
Statement of Additional Information
January 3, 2020
This Statement of Additional Information provides information relating to the following series of Guggenheim Funds Trust and the respective classes thereof listed below:

Fund	Institutional Class	Class R6
Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund)	SVUIX	—*
*This share class of the Fund is not currently offered for sale.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Fund's prospectus dated January 3, 2020, as may be supplemented from time to time (the “Prospectus”), and should be read in conjunction with the Prospectus. The audited financial statements for the Fund's fiscal year ended September 30, 2019, and the related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report for the Fund, are incorporated herein by reference.

The Prospectuses (and the Fund's annual and semi-annual reports) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling 301.296.5100 or 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.

As described herein, the investment manager to the Fund is Security Investors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

i

ii

iii

GENERAL INFORMATION
Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of a shareholder, must redeem its shares and pay the shareholder the next calculated net asset value (“NAV”) thereof in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”) (See “How to Redeem Shares”). This Statement of Additional Information (“SAI”) relates to the series of the Trust set forth on the cover hereto (the “Fund”). The Fund was previously a series (the “Predecessor Fund”) of Security Equity Fund (the “Predecessor Corporation”), a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Fund. Any such historical information provided for the Fund that relates to periods prior to January 28, 2014, therefore, is that of the Predecessor Fund. On January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (formerly, Guggenheim Mid Cap Value Institutional Fund) (the "SMid Cap Predecessor Fund") reorganized with and into Institutional Class shares of the Fund. The Fund has adopted the SMid Cap Predecessor Fund's performance history with respect to its Institutional Class shares. Any such information provided for the Institutional Class shares of the Fund prior to such date is that of the SMid Cap Predecessor Fund.
The fiscal year end for the Trust (and the Fund) is September 30 of each year.
Each series of the Trust has its own investment objective and policies.
Security Investors, LLC (“Security Investors”) is the investment manager to Guggenheim SMid Cap Value Fund, which changed its name on November 11, 2019, from Guggenheim Mid Cap Value Fund.
Although there is no present intention to do so, the investment objective and policies of the Fund, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders. The Fund is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” The Fund is classified as “diversified” within the meaning of the 1940 Act. An investment in the Fund does not constitute a complete investment program.
As disclosed in the Fund's prospectus, as may be supplemented from time to time (“Prospectus”), investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In the event the Board determines to liquidate the Fund, shareholders may be subject to adverse tax consequences. A shareholder would not be entitled to any refund or reimbursement of expenses incurred, directly or indirectly, by the shareholder (such as sales charges, if any, or fees and expenses) as a result of its investment in the Fund. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.

INVESTMENT METHODS AND RISK FACTORS
The Fund’s principal investment strategies and the summaries of risks associated with the same are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectus and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Fund is not be required to do so.

General Risk Factors—The NAV per share of the Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by the Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Fund, if applicable, are subject to greater interest rate risk. There is no assurance that the Fund will achieve its investment objective.

American Depositary Receipts (ADRs)—The Fund may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See “Foreign Investment Risks,” below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Asset-Backed Securities—The Fund may also invest in any level of the capital structure of “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities (“ABS”) are subject to risks similar to those discussed below with respect to mortgage-backed securities (“MBS”).

Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk. Delinquencies and losses on sub-prime and non-prime automobile loans have increased in recent years and, as a result, issuers of ABS backed by such loans may be adversely affected in their ability to continue to make principal and interest payments.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.
Borrowing—The Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. As recognized by the SEC, a line of credit can enhance the Fund’s ability to manage liquidity risk and to meet shareholder redemption requests.
Accordingly, the Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, the Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund's policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Fund's policies.
The Fund has established a line of credit with certain banks from which they may borrow funds for temporary or emergency purposes. The Fund may use lines of credit to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate.
Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, commercial real estate, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
The Fund may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be classified as illiquid investments; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended

(the “1933 Act”). CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Commercial Paper—The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days), unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

The Fund may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Credit Derivative Transactions—The Fund may engage in credit derivative transactions. Credit default derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. When the Fund engages in a credit derivative transaction, it may have to earmark or segregate cash or liquid securities, and mark the same on a daily basis, in an amount necessary to comply with applicable regulatory requirements.

The Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.

The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including counterparty credit risk and leverage risk.

Cyber Security and Operational Risk—Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures, services and parties on which the Fund or its service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Fund's or its service providers’ operations or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

A cyber incident could adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of the Fund (and its Investment Manager) to invest or manage the Fund’s assets.

Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and attempts to mitigate the occurrence or impact of a cyber incident may be unsuccessful. The nature, extent, and potential magnitude of the adverse consequences of a cyber incident cannot be predicted accurately but may result in significant risks and costs to the Fund and its shareholders.

The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

The Fund's and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Fund does not control the cyber security or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.

Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Manager and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Fund and its investment strategies is not yet fully ascertainable.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the Commodity Futures Trading Commission ("CFTC") and the SEC to regulate OTC derivatives ("swaps" and "security-based swaps") and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits that may be imposed on the Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of the Fund’s investments and cost of doing business, which would adversely affect investors.

The Trust, on behalf of the Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), with respect to the Fund’s operation. Accordingly, the Fund has filed such a notice and Security Investors with respect to the Fund is not subject to registration or regulation as a commodity pool or CPO. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund or Security Investors may incur additional expenses.

Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Equity-Linked Securities—The Fund may invest in equity-linked securities which are primarily used as an alternative means to access the securities markets of emerging market countries more efficiently and effectively. Equity-linked securities may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, while the Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Foreign Investment Risks—Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. The Fund’s income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries, including the imposition of economic sanctions. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund’s assets.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy—and in turn, the Fund’s investments—particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Asia and other regions or specific countries may affect the value of the Fund’s investments. Australia is also prone to natural disasters such as floods and droughts, and the Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Brady Bonds. The Fund may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Costs. Investors should understand that the expense ratio of the Fund investing in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

Currency Fluctuations. Because the Fund, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Eastern Europe. Social, political and economic changes occurring in Eastern Europe and Russia could have long-term potential consequences for investments in this region. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.
The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, certain Fund investments in a country or sector subject to sanctions could potentially be limited or face certain liquidity challenges. Sanctions could prohibit the Fund from investing in securities issued by companies subject to such sanctions. Sanctions could also require that the Fund freeze its existing investments in these companies, which would prohibit the Fund from selling or transacting in these investments.

Emerging Countries. The Fund may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default. These risks are heightened for investments in frontier markets.

The Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.”  In determining whether a country is an emerging market, the Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities.  Emerging market countries generally will include countries with low gross national product per capital and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.

Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States—consisting of a common trade policy and a single currency—and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

Member States, however, face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency, the absence of exchange rate flexibility, and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. Any or all of these challenges may affect the value of the Fund’s investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of the Fund. Investing in euro-denominated securities, or securities denominated in other European currencies, entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any strength in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The Fund's Europe-linked investments are subject to considerable uncertainty and risk. The economic crisis in recent years triggered recessions among many European countries and weakened the countries’ banking and financial sectors. Several smaller European economies in which the Fund may invest were brought to the brink of bankruptcy. In addition, the crisis worsened public deficits across Europe, and some European countries including Greece, Ireland, Italy, Portugal and Spain, in which the Fund may invest may be dependent on assistance from other governments or organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause a deep economic downturn and affect the value of the Fund’s investments.

For some countries, the ability to repay their debt may be in question, and the possibility of default may be heightened, which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the fear of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Certain of the larger European economies have shown limited signs of recovery from this recent crisis; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU. In response to the crisis, many countries instituted measures to temporarily increase liquidity. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the near future.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the new constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.

Brexit. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (also known as “Brexit”). On March 29, 2017, the United Kingdom gave its formal notice of withdrawal from the EU to the European Commission, which begins a two-year process of formal withdrawal from the EU. During this period and beyond, the impact on the United Kingdom and Economic and Monetary Union and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the United Kingdom and the EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund's performance.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of the Fund.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Foreign companies and financial markets may be subject to government involvement and control, which may adversely affect the Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.

Japan. Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable domestic securities, and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets and may include delays beyond periods customary in the United States.

Natural Disasters. Natural disasters, public health emergencies and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which the Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which the Fund invests.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the applicable Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Non-U.S. Withholding Taxes. The Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.

As a result of any investments in non-U.S. companies, the Fund would be subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect the Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.

Singapore and Hong Kong. While the economies of Singapore and Hong Kong are exemplars of growth and development, they have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of the Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the U.S., Japan, China, and certain European countries may also affect the value of the Fund’s investments. The recent global economic crisis significantly lowered the region’s exports and foreign investments.

Sovereign and Supranational Obligations. The Fund may invest in sovereign debt securities, which are debt securities issued or guaranteed by foreign governmental entities, such as foreign government debt or foreign treasury bills. Investments in sovereign debt securities involve special risks in addition to those risks usually associated with investments in debt securities, including risks associated with economic or political uncertainty and the risk that the governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due. The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support.  With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default.  These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Sovereign debt instruments in which the Fund may invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s and S&P. Governmental entities may depend on expected disbursements from foreign governments, multilateral agencies and international organizations to reduce principal and interest arrearages on their debt obligations. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic or other reforms and/or economic performance and the timely service of the governmental entity’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of the commitments to lend funds or other aid to the governmental entity, which may further impair the governmental entity’s ability or willingness to service its debts in a timely manner. Some of the countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt obligations and have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, which may result in costs to the holders of the sovereign debt. Consequently, a government obligor may default on its obligations and/or the values of its obligations may decline significantly.

Futures, Options and Other Derivative Transactions—

Futures and Options on Futures. The Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, but not the obligation, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on national futures exchanges regulated by the CFTC, which reduces the risk that the Fund will be unable to close out a futures contract or option on a futures contract. To the extent the Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.

With respect to futures contracts that are not contractually required to “cash-settle,” the Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., the Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”). These contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked, or for other purposes.

There are significant risks associated with the Fund's use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing the Fund’s investment objective and except as restricted by the Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. If the Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities' market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Forwards. The Fund may engage in forward contracts, including non-deliverable forwards, which are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract.  The Fund will typically use non-deliverable forwards for hedging purposes, but may also use such instruments to increase income or investment gains. The use of forwards for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.
Guaranteed Investment Contracts (“GICs”)—The Fund may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Fund may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Hybrid Instruments—The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Credit-Linked Notes. The Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Structured Notes. The Fund is permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps the Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Increasing Government Debt—The total public debt of federal, state, local and non-U.S. governments as a percent of gross domestic product grew rapidly following the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. It also could generate an economic downturn.

Investments by Investing Funds and Other Large Shareholders—Shares of the Fund are offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund shares. The Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares.
The Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. The Fund's performance may also be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of the Fund will result in decreased economies of scale and increased costs and expenses for the Fund.
Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of the Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Lending of Portfolio Securities—For the purpose of realizing additional income, the Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral (or combination thereof) as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Fund’s fee and expense ratios.

The Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by an Investment Manager to be of good standing and will not be made unless, in the judgment of an Investment Manager, the consideration to be earned from such loans would justify the risk. During the most recent fiscal year, the Fund did not engage in any securities lending activities and therefore did not earn any income or incur any expenses related to securities lending.

Leverage—The Fund may use leverage. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund's policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund's policies.

Liquidity and Valuation—Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in over-the-counter markets, may be particularly subject to liquidity risk. The Fund's ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund's exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  The Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Fund's “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Fund's investments in accordance with the Liquidity Program.

In addition, applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining a particular instrument’s classification as illiquid or as one of the other liquidity categories defined under Rule 22e-4. For example, certain loans may not be readily marketable and/or may be subject to restrictions on resale or assignments. Consequently, the Fund may determine that it is reasonable to expect that such a loan cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that the Fund invests in such loans, they may be subject to increased liquidity and valuation risks. As the market develops, the liquidity of these instruments could improve. Accordingly, loans for which there is no readily available market may be classified as illiquid but, at the same time, other loans may be classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations (such as trading in the loans among specialized financial institutions). In addition, certain CLOs/CDOs (as described above) may be classified as illiquid, depending upon the assessment of relevant market, trading and investment-specific considerations under the Liquidity Program. However, an active dealer market or other relevant measure of liquidity may exist for certain CLOs/CDOs, which may result in such instruments being classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations.
At times, market quotations may not be readily available and the Fund may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for the Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price the Fund could receive for a security may differ from the Fund's valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded or valued using a fair value methodology or information provided by third-party pricing services. Thus, the Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.

Loans—The Fund may make, acquire or invest in fixed and floating rate loans. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. The Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien, subordinated or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”).

Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank or similar party. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan.

The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. Because the agent is acting on behalf of multiple lenders in the syndicate, the Fund's interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent following an instruction from other creditors holding interests in the same loan.

Participation interests are interests issued by a lender, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously owned by a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders as if it was a direct lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, the Fund can be subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent and any lenders and participants interposed between the Fund and a borrower.

Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.

Secondary trades of senior loans may have extended settlement periods. Settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is often subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. The Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans. In certain cases the Fund may dispose of a loan position through selling participations in the loan, usually until the loan is assigned ("elevated") to the buyer. In that case, it remains subject to certain obligations, which may result in expenses for the Fund and certain risks.

A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the

Fund’s investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. The Fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. The Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the Fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Related legal fees may also be borne by the Fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

Direct lending may involve additional risks to the Fund. Should a loan in which the Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower's business operations and/or assets. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, the Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower, assignor or seller of participations.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.

In addition, the Fund may have arrangements with loan, administrative and similar agents under which they provide recordkeeping or other services (such as interest payment services) with respect to loan positions and loan documentation. These services may be subject to risks of, among other things, fraud, computational errors, cyber-attacks, delays, or if these agents become subject to a bankruptcy or insolvency proceeding. The Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error and system failures by these agents. All these risks may affect the Fund, the Fund's investments and the Fund's investment performance.

Additional Information Concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information Concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority and priority with respect to an exercise of remedies. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior secured loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

Additional Information Concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, including restrictions that are more burdensome than transfer restrictions that apply to non-revolving loans, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

When the Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

Additional Information Concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans are usually secured by liens on the assets of the borrower. Their seniority can vary.

Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof.  A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity and may not be reborrowed.  A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments, and typically the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Management—The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active and frequent trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.
Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of investments or matured, traded or called debt securities. For example, during periods of declining interest rates, an issuer of debt securities held by the Fund may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Fund may invest in any level of the capital structure of MBS, which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, or FHLMC; securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are collateralized by mortgage loans; and reperforming/non-performing loans, reperforming/non-performing loan securitizations, and resecuritizations of existing MBS and/or ABS (“Re-REMICS”).

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal and interest payments to MBS holders.

MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage. The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. The risks associated with CMBS include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and thus, may be retired earlier than scheduled. CMOs are also subject to cash flow uncertainty and price volatility.

The Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (“IO”) and “principal-only” (“PO”) bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates and, as a result, these may be leveraged and cause increased volatility and interest rate sensitivity. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments and the secondary market for these instruments may be limited and volatile. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that the Fund’s investment in CMOs, IOs, or POs will be successful, and the Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Fund may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBS poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Fund may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBS, and if the Fund is invested in such securities and wishes to sell them, it may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.

Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages.  Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers.  As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment.

To the extent the Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that the Fund's investment in MBS will be successful, and the Fund's total return could be adversely affected as a result.

Municipal Bond Insurance—The Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in the Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

The Fund’s Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the view of the Investment Manager, in significant risk of default. While the Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

Municipal Securities—

General Risks. The Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Municipal Bonds in which the Fund invests may include those backed by state taxes and essential service revenues as well as health care and higher education issuers, among others, or be supported by dedicated revenue streams and/or statutory liens.

The Fund may invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if an Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Fund’s investment objective and policies.

Neither the Fund nor the Investment Manager can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Fund’s holdings would be affected, and the investment objectives and policies of the Fund would likely be re-evaluated.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.

Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties (including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by the Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.
The Investment Manager’s allocation of the Fund’s assets among the issuers of municipal securities (and associated municipalities) may vary significantly from time to time.  Please refer to the Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.

Below are some of the additional risks of investments in particular segments of the Municipal Bonds market.

Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Higher Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

Similar Projects Risk. To the extent that the Fund is permitted to invest its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects.

Transportation. Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Political Uncertainty Risk—Markets in which the Fund is invested or is exposed to may experience political uncertainty (e.g., Brexit) that subjects the Fund's investments to heightened risks, even when made in established markets.  These risks include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political instability (including the risk of war or natural disaster); increased risk of nationalization, greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls and limitations on repatriation of invested capital and on a clients’ ability to exchange currencies; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance; and difficulties in obtaining and/or enforcing legal judgments.

During times of political uncertainty, the securities, derivatives and currency markets may become volatile.  There also may be a lower level of monitoring and regulation of markets while a country is experiencing political uncertainty, and the activities of investors in such markets and enforcement of existing regulations may be extremely limited.  Markets experiencing political uncertainty may have substantial rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates may have negative effects on such countries’ economies and securities markets. The disruption to markets caused by political uncertainty may adversely affect the Fund.

Preferred Securities—The Fund may purchase preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.
In selecting put bonds, the Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”
Qualified Financial Contracts—Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators will require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Fund, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Fund, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund.
Quantitative Investing Risk—The Investment Manager may use quantitative models, algorithms, methods or other similar techniques or analytical tools (“quantitative tools”) in managing the Fund, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria.  Quantitative tools may also be used in connection with risk management and hedging processes.  The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools.  Thus, the Fund is subject to the risk that any quantitative tools used by an Investment Manager will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.
There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable the Fund to achieve its investment objective. The Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.
A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. The Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding a quantitative tool’s output or operational complications relating to a quantitative tool.
Real Estate Securities—The Fund may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. The risks associated with direct ownership of real estate and the real estate industry include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; and changes in interest rates. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REITs—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.

Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs are also susceptible to the risks associated with the types of real estate securities they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions—The Fund may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, the Fund may enter into repurchase agreements maturing in less than seven days without limitation.
Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund's investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund's ability to dispose of Alternative Collateral received from the counterparty.
The Fund may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to the Fund’s fundamental policy on borrowing.
The Fund may also enter into “dollar rolls,” in which the Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to the Fund’s fundamental policy on borrowing.

Restricted Securities—The Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A under the 1933 Act generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.
Risk Linked Securities (“RLS”)—Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Risks Associated with Low-Rated and Comparable Unrated Debt Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks than higher quality debt instruments, particularly the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund may also purchase low rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.

The low-rated and comparable unrated securities market is still relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Fund’s NAV.

As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will the Fund’s NAV. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis of the Investment Manager than would be the case with investments in investment-grade debt securities. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Risks of Private Investments in Public Companies—The Fund may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.

Shares of Other Investment Vehicles—The Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds.
The Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be classified as illiquid.
The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund's investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund's investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund's assets may be indirectly exposed to that particular industry.
The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Fund's policy that if shares of the Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. In December 2018, the SEC issued a proposed rulemaking package related to investments in other investment vehicles that, if adopted, could require the Fund to adjust its investments accordingly. These adjustments may have an impact on the Fund's performance and may have negative risk consequences on the investing Fund as well as the underlying investment vehicles.

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of, among other things, transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

Investments in Guggenheim Short-Term Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. As such, or for other portfolio management purposes, the Fund may maintain significant cash balances (including foreign currency balances). The Fund may also have cash balances for other reasons, including cash proceeds from the Fund’s short sales.

As disclosed in the Prospectuses, the Fund may invest a substantial portion of their respective assets in certain Guggenheim short-term funds advised by GPIM, or an affiliate of GPIM, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. These Guggenheim short-term funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Accordingly, to the extent the Fund invests in such Guggenheim funds, the Fund would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.

Short Sales—The Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Fund may also make short sales of securities the Fund does not own. If the Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

The Fund may make short sales that are not “against the box.” Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

While the short sale is outstanding the Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.

In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless the Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Fund's custodian may not at any time be less than the market value of the securities sold short. The Fund will comply with these requirements.

The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

Short-Term Instruments—When the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund's investment objectives are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time at the discretion of the Investment Manager. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations (“NRSROs”), or if unrated, deemed to be of equal quality by the Investment Manager.

Spread Transactions—The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Swap Agreements—The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in an issuer, a “basket” of securities or ETFs. Forms of swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that the Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. The Fund’s obligations under a swap agreement (other than a CDS for which the Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to the Fund’s borrowing restrictions. For swaps that are not cash settled, the Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, the Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be classified as illiquid. The Fund would not enter into any swap agreement unless the Investment Manager believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

The Fund may also enter into swaps on an index, including credit default index swaps (CDX), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities. Certain CDX are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions. Investments in CMBX are also subject to the risks associated with MBS, which are described above, as well as the risks associated with the types of properties tied to the underlying mortgages (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types) and adverse economic or market events with respect to these property types.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Manager under the oversight of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory exchange-trading and/or central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on CFTC approval of contracts for central clearing. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. In addition, regulators have developed rules that require trading and execution of the most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into swap agreements. Regulatory changes and additional requirements may increase costs associated with derivatives transactions and may subject the Fund to additional administrative burdens, which may adversely affect investors.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. The Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing. The impact of these changes on the Municipal Income Fund and its investment strategy is not yet fully ascertainable.

U.S. Government Securities—Consistent with its investment objective and strategies, the Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the Federal Housing Finance Agency ("FHFA") placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired—Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship.  Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs.  It also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS.  Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund to lose value.
Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by the Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Fund, which could have a material negative impact on the Fund.
The Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Variable and Floating Rate Instruments—The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate or LIBOR) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments based on or referencing LIBOR in which the Fund invests cannot yet be determined.  The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The phasing out of LIBOR could also lead to a reduction in the value of some LIBOR-based investments held by the Fund and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to certain corporate debt securities, ABS, MBS, CMBS, collateralized mortgage obligations (“CMOs”), government and agency securities. The Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments may be classified as illiquid investments (e.g., when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days).

When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Fund’s custodian or on the Fund’s books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.

TBA Purchase Commitments. The Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. In addition, recently finalized FINRA rules include mandatory margin requirements that require the Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Fund's TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically.  In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.

INVESTMENT RESTRICTIONS
The Fund operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by the Board without shareholder approval; however, the Fund's name is subject to Rule 35d-1 under the 1940 Act, and should it change its policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment suggested by the Fund’s name, the Fund will provide shareholders at least 60 days’ notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, the Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of the Fund. Calculation of the Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.

Fundamental Policies—The fundamental policies of the Fund are:

1.	The Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.
The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.
The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.
The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.
The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.
The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.
The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of the Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of the Fundamental Policy, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.
For purposes of Fundamental Policy Three, the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Industries are determined by reference to the classifications of industries set forth in the Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to the Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.
For purposes of Fundamental Policy Five, investors should note that as of the date of the Fund's SAI, the 1940 Act permits investments in commodities and commodity interests.
For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.
For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.
Operating Policies—The operating policy (i.e., that which is non-fundamental) of the Fund is:

Liquidity. Each Fund may invest up to 15% of its net assets in illiquid investments that are assets, which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

For purposes of the Operating Policy directly above, under normal circumstances, the Fund will not hold more than 15% of its net assets in illiquid investments that are assets; however, if investments that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. This test does not require that the disposition of holdings “settle” within seven days, which means that the Fund could meet the liquidity test but be unable to obtain proceeds to pay redemption requests within seven days. In addition, in the event an instrument deemed to be illiquid that has no value under the Trust’s valuation procedures is given a value under the procedures and, as a result, the Fund holds illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. Funds with investments subject to liquidity risks tend to hold higher positions of uninvested cash or borrow to meet redemption requests, which hurts Fund performance.

DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Fund to protect the confidentiality of its portfolio holdings and information derived from the portfolio holdings and prevent the selective disclosure of such non-public information. Accordingly, the Board has adopted formal procedures governing compliance with this policy, which are subject to periodic evaluation and review. Any violations of this policy are reported to the Board on a quarterly basis.
No non-public information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except when the Fund has a legitimate business purpose for doing so. Specifically, portfolio holdings information may only be made available to third parties if: (i) such availability is disclosed in the Fund's registration statement, as required by applicable law, as well as on the Fund's website, if applicable; (ii) the Fund's officers determine such disclosure is in the best interests of Fund shareholders; (iii) such information is made equally available to anyone requesting it; and (iv) the Investment Manager determines that the disclosure does not present the risk of such information being used to trade against the Fund. In addition, prior to authorizing the disclosure of portfolio holdings, the Fund's President and/or the Chief Compliance Officer must determine that: (i) such disclosure serves a reasonable business purpose and is in the best interests of the Fund's shareholders; and (ii) that no conflict exists between the interests of the Fund's shareholders and those of the Investment Manager or the Fund's principal underwriter. The Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
Recipients of non-public portfolio holdings information, such as mutual fund evaluation services and due diligence departments of broker/dealers and wirehouses, will be subject to a duty of confidentiality, a duty to not to trade based on the non-public information and/or other restrictions on the use and dissemination of the information.
Portfolio holdings information may be disclosed as frequently as daily to certain service providers and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. The policy does not require a delay between the date of the portfolio holding information and the date on which the information is disclosed.
The Fund also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Fund and others, who either by agreement or because of their respective duties to the Fund are required to maintain the confidentiality of the information disclosed. The Fund's service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include The Bank of New York Mellon (the Fund's custodian), the Investment Manager (and Sub-Adviser, if applicable), MUFG (the Fund's administrator), Ernst & Young LLP (the Fund's independent registered public accountant), Dechert, LLP (legal counsel to the Fund), officers and directors, and each of their respective affiliates. In addition, at this time, portfolio holdings information is shared as follows:

Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Quarterly	60 calendar days
Thompson Financial	Quarterly	30 calendar days
Vickers Stock Research	Monthly	30 calendar days
FactSet	Monthly	30 calendar days
In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Fund's custodian bank); Interactive Data and Loan Pricing Corporation (the Fund's pricing services); Institutional Shareholder Services (proxy voting services); and InvestOne (Sungard) (the Fund's accounting system).
Neither the Fund, its service providers, nor the Investment Manager may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
The Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law. Also, the Fund may disclose top 10 holdings on a quarterly basis through publicly available marketing materials.
The Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund's compliance program for conformity with the policies and procedures. However, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE FUND

Trustees and Officers

Oversight of the management and affairs of the Trust, including general supervision of the duties performed by the Investment Manager for the Fund under the Investment Management Agreement (“Management Agreement”) is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services and the Investment Manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.
The Board currently has 10 Trustees, 9 of whom have no affiliation or business connection with an Investment Manager, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by an Investment Manager or the Distributor. Each such Trustee is not an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”), because of her position with the Distributor and/or the parent of the Investment Manager.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. As of the date of this SAI, the Fund Complex is comprised of 7 closed-end funds and 151 open-end funds advised or serviced by the Investment Manager or its affiliates.

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	156	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	156	Current: Board of Directors of US Global Investors (GROW) (1995-present) and Board of Trustees Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years
Sandra G. Sponem (1958)	Trustee	Since November 2019		156	Current: Boards of Trustees of SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chair of the Board	Since 2014
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).
Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
				156
Current: Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Interested Trustee
Amy J. Lee (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2007 (Vice President) Since 2014 (Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successors are duly elected and qualified. Time served may include time served in the respective position for certain predecessor entities of the Trust.
The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).
Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-January 2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux M. Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2013-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2015-2018).

Adam Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
William Rehder (1967)	Assistant Vice President	Since February 2019	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA") (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served may include time served in the respective position for certain predecessor entities of the Trust.

BOARD LEADERSHIP STRUCTURE
The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers, review the Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and as a trustee of other funds in the Fund Complex since 2004. Through his service as a Trustee and a trustee of other funds in the Fund Complex, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Trustee of the Trust since November 2019 and as a trustee of other funds in the Fund Complex since 2016. Through her service as a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, governance and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2013 and as a trustee of other funds in the Fund Complex since 1994. Through his service as a Trustee and a trustee of other funds in the Fund Complex, and his prior experience in the commercial brokerage and commercial real estate market and service as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of the Trust since 2013 and as a trustee of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Board, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the SEC.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2014 and as a trustee of other funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Board, his prior service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Amy J. Lee—Ms. Lee has served as a Trustee of the Trust and as a trustee of other funds in the Fund Complex since 2018. Through her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Thomas F. Lydon, Jr.—Mr. Lydon has served as a Trustee of the Trust since November 2019 and as a trustee of other funds in the Fund Complex since 2005. Through his service as a trustee of other funds in the Fund Complex, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his service on another board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and as a trustee of other funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Board, his service on other registered investment company boards, his professional training and experience as an attorney and partner of a law firm, Momkus LLC, and his prior employment experience, including as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Trustee of the Trust since November 2019 and as a trustee of other funds in the Fund Complex since 2016. Through her service as a trustee of other funds in the Fund Complex, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Company, a construction and real estate development company, her Certified Public Accountant designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and as a trustee of other funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chairman of the Board, his service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee also has considerable familiarity with the Trust, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the Investment Manager. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

BOARD'S ROLE IN RISK OVERSIGHT
The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund's investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund's business and consequently, for managing risks associated with that activity. Each of the Investment Manager, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Fund's operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Fund's performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Fund. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Trust officers and personnel of the Investment Manager. The

Board has approved Fair Valuation procedures applicable to valuing the Fund's securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires the Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board oversees the Fund's liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Manager.  Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Fund's liquidity risk.  The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the "Liquidity Program Administrator") who is responsible for administering the Liquidity Program. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund's investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund's investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

BOARD COMMITTEES
Audit Committee—Messrs. Barnes, Chubb, Friedrich, Lydon, Nyberg and Toupin, Mses. Brock-Kyle and Sponem, and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trust's systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trust’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trust's independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust's independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Trust's Audit Committee held five meetings during the Fund's fiscal year ended September 30, 2019.
Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Lydon, Nyberg and Toupin, Mses. Brock-Kyle and Sponem, and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of the Fund, is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of the Fund is or is proposed to be a party. The Trust's Contracts Review Committee held two meetings during the Fund's fiscal year ended September 30, 2019.
Executive Committee—Ms. Sponem and Messr. Toupin, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust's Executive Committee held no meetings during the Fund's fiscal year ended September 30, 2019.
Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Lydon, Nyberg and Toupin, Mses. Brock-Kyle and Sponem, and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Trust's Nominating and Governance Committee held four meetings during the Fund's fiscal year ended September 30, 2019.
Valuation Oversight Committee—Messrs. Barnes, Chubb, and Friedrich, and Mses. Brock-Kyle and Sponem, each an Independent Trustee, serve on the Trust’s Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim's Valuation Committee and the valuation of securities and other assets held by the Fund. Duties of the Valuation Oversight Committee include reviewing the Fund's valuation procedures, evaluating pricing services that are being used for the Fund, and receiving reports relating to actions taken by Guggenheim's Valuation Committee. The Trust's Valuation Oversight Committee held four meetings during the Fund's fiscal year ended September 30, 2019.

REMUNERATION OF TRUSTEES
The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; the Chair of each of the Audit Committee, the Contracts Review Committee, and the Nominating and Governance Committee; and each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. The Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.
The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Independent Trustees during the Fund's fiscal year ended September 30, 2019, is set forth below. Each of the Independent Trustees is a trustee of other registered investment companies in the Family of Funds, as defined on page 95 of this SAI. The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust.

Name of Independent Trustees	Aggregate Compensation from the Trust	Aggregate Compensation from the Fund Complex*, including the Family of Funds
Randall C. Barnes	$127,282	$327,750
Donald A. Chubb, Jr.	$127,903	$250,000
Jerry B. Farley	$138,136	$270,000
Roman Friedrich III	$133,020	$260,000
Ronald A. Nyberg	$130,462	$333,000
Maynard F. Oliverius**	$95,516	$250,000
Ronald E. Toupin, Jr.	$166,274	$325,000

*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

**In accordance with the Trust's Independent Trustee Retirement Policy, Mr. Oliverius resigned from the Board effective on April 4, 2019.

The Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.

Because Mses. Brock-Kyle and Sponem and Mr. Lydon were not Trustees as of the end of the most recently completed fiscal year, no information is provided for them.

PRINCIPAL HOLDERS OF SECURITIES
As of December 15, 2019, the Fund's officers and Trustees (as a group) beneficially owned less than 1.00% of the total outstanding shares of Institutional Class and Class R6 of the Fund.

As of December 15, 2019, the following entities owned, of record or beneficially unless otherwise indicated, 5% or more of the total outstanding shares of any class of the Fund:

Name and Address of Shareholder[1]	Fund	Class	Percentage
Security Financial Resources[2]	SMid Cap Value Fund	A	34.13%
National Financial Services LLC FBO Customers	SMid Cap Value Fund	A	8.92%
Pershing LLC	SMid Cap Value Fund	A	6.62%
Wells Fargo Clearing Services LLC FBO Customers	SMid Cap Value Fund	A	6.01%
National Financial Services LLC FBO Customers	SMid Cap Value Fund	C	16.57%
Wells Fargo Clearing Services LLC FBO Customers	SMid Cap Value Fund	C	14.16%
Raymond James & Associates Inc. FBO Customers	SMid Cap Value Fund	C	11.60%
Pershing LLC	SMid Cap Value Fund	C	9.43%
Merrill Lynch, Pierce, Fenner & Smith, Inc. FBO Customers	SMid Cap Value Fund	C	8.64%
Charles Schwab & Co Inc. FBO Customers	SMid Cap Value Fund	C	7.57%
RBC Capital Markets LLC FBO Customers	SMid Cap Value Fund	C	6.45%
National Financial Services Corp. FBO Customers[2]	SMid Cap Value Fund	P	62.01%
Charles Schwab & Co Inc. FBO Customers	SMid Cap Value Fund	P	23.99%
Pershing LLC	SMid Cap Value Fund	P	8.23%

[1]	The shareholders may be contacted at c/o Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

[2]
These shareholders owned beneficially or of record 25% or more of the corresponding Fund's shares as of December 15, 2019. A shareholder who beneficially owns more than 25% of the Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

TRUSTEES’ OWNERSHIP OF SECURITIES
As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below.

Name of Independent Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Randall C. Barnes	N/A	None	Over $100,000
Donald A. Chubb, Jr.	N/A	None	Over $100,000
Jerry B. Farley	SMid Cap Value Fund	Over $100,000	Over $100,000
Roman Friedrich III	N/A	None	Over $100,000
Ronald A. Nyberg	N/A	None	Over $100,000
Ronald E. Toupin, Jr.	N/A	None	Over $100,000

Name of Interested Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Amy J. Lee	N/A	None	$10,001-$50,000

*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

Because Mses. Brock-Kyle and Sponem and Mr. Lydon were not Trustees as of the end of the most recently completed calendar year, no information is provided for them.

HOW TO PURCHASE SHARES
Investors may purchase shares of the Fund through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or through MUFG Investor Services (“MUFG” or the “Transfer Agent”).
The Fund offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional class shares of the Fund may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Institutional class shares of the Fund may also be offered to Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Fund's Investment Manager, or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Fund at its discretion, may waive the minimum investment amount for other investors.

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers and other features of the class. Financial intermediaries may charge transaction fees or other fees for purchases or redemptions of Fund shares.  Please consult your financial intermediary for more information regarding these possible fees.
Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Fund's Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which an Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Fund offers you the option to submit purchase orders through your financial intermediary or, for certain share classes, through the Fund's Transfer Agent. Purchase orders may be delivered to the Transfer Agent by mail or phone, and purchase proceeds may be sent by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Fund does not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. The Fund reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Fund. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
In addition to the purchase options described above, the Fund may, in its sole discretion or the sole discretion of its Investment Manager, accept purchase orders and proceeds in the form of other consideration, including shares of stock, bonds or other securities or instruments (a “subscription in kind”). Generally, any securities or other instruments used to purchase Fund shares must be consistent with the Fund’s investment objective or strategies and otherwise deemed acceptable by the Fund or its Investment Manager. Any securities or other instruments accepted by the Fund as purchase proceeds will be valued in accordance with the Trust’s valuation procedures. An investor who submits a subscription in kind may realize a gain or loss for federal income tax purposes upon the securities or other instruments used to purchase Fund shares. You should call the Investment Manager to discuss subscriptions in kind and determine if the securities or other instruments you wish to contribute are acceptable.
The Fund reserves the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders at any time and for any reason or without cause.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Fund does not issue certificates for Fund shares.

Canceled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number;

•	Fund name;

•	Amount of wire; and

•	Fed wire reference number.

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
Institutional Class Shares—Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge. Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by the Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. The minimum initial investment is $2 million. Fund shares purchased directly from the Fund are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of the Fund's Institutional class shares include:

•	Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Fund;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Fund's Investment Manager or Distributor, and their affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund.
The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
A shareholder currently holding Class A or Class C shares of the Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of the Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
Class R6 Shares—Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge. Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.

Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of the Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of the Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and the platform or administrator does not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of the Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of the Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in the Fund's then-current prospectus and SAI.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

Distribution Plans—The Fund has not adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Institutional Class or Class R6 shares.
Arrangements With Broker/Dealers and Others—The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Investment Manager. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund’s Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. These arrangements will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

Other Distribution or Service Arrangements—The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Fund or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Fund to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund's Prospectus, and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of the Fund.
Such compensation may be paid to intermediaries that provide services to the Fund and/or shareholders in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Manager have revenue sharing arrangements with, and during the Fund's fiscal year ended September 30, 2019, paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:

Financial Intermediary	Dollar Amount of Compensation
Morgan Stanley Smith Barney (Morgan Stanley & Co, Inc.)	$2,696,864
TD Ameritrade, Inc.	$1,373,094
Security Financial Resources, Inc.	$1,291,654
Wells Fargo Advisors, LLC (First Clearing Corp.)	$1,142,688
UBS Financial Services, Inc.	$970,916
Raymond James	$853,586
LPL Financial	$594,436
Merrill Lynch (Financial Data Services)	$531,126
American Enterprise Investment Services (Ameriprise)	$417,472
Charles Schwab	$129,894
Citigroup Global Markets	$109,346
Nationwide Financial (Nationwide Investment Services Corp.)	$67,935
National Financial Services LLC (Fidelity)	$61,879
RBC Capital Markets	$14,573
E*Trade Securities (was TCA Advisors Network)	$11,366
Great West Equities	$6,884
Ceros Financial Services	$109
The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Fund over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Fund.
Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

SYSTEMATIC WITHDRAWAL PLAN
A Systematic Withdrawal Plan may be established by shareholders of each class of shares who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT
Security Investors, located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to Guggenheim SMid Cap Value Fund. Security Investors managed approximately $9.5 billion in assets as of June 30, 2019.
The Investment Manager is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $270 billion in assets under management as of June 30, 2019.
Management Agreement—Pursuant to the Management Agreement, the Investment Manager furnishes investment advisory, statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory functions. The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacities.
For services provided to the Fund, the Investment Manager is entitled to receive compensation on an annual basis equal to:

Contractual Management Fees (expressed as a percentage of average net assets, calculated daily and paid monthly)
SMid Cap Value Fund[1]	0.75%

[1]
Effective January 30, 2017, the Fund's management fee is 0.75% on all assets. Prior to that date, the Fund’s management fee was paid at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Fund in excess of $200 million.

The Agreement is renewable with respect to the Fund annually by the Board or by a vote of a majority of the Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreement provides that it may be terminated without penalty at any time by either party on 60 days' notice and is automatically terminated in the event of assignment.
The Investment Manager has agreed to reimburse the Fund or waive a portion of its management fee for any amount by which the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) for any fiscal year exceeds the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.
In addition, and as set forth in the applicable Prospectus, the Investment Manager has contractually agreed through February 1, 2021, to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification or extraordinary expenses) of the Fund share classes listed below to the listed percentages of the Fund's average daily net assets.

Fund	Class	Expense Cap
SMid Cap Value Fund	Institutional R6	1.05% 1.05%
The Investment Manager is entitled to reimbursement by the Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.
The Investment Manager has also contractually agreed through February 1, 2021, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms with respect to the Fund, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will terminate when it reaches its expiration (if not renewed), or when the Investment Manager ceases to serve as such and it may be terminated by the Board, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
Pursuant to the Fund Accounting and Administration Agreement with the Trust, as amended, MUFG (the Fund's transfer agent) also acts as the administrative agent for the Fund and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Fund. For these services, MUFG receives, on an annual basis, a fee of 0.08% (8.0 basis points) for the Fund (based on the average daily net asset values), or $25,000 per Fund per year, whichever is greater. Prior to October 4, 2016, Rydex Fund Services, LLC (“RFS”), an affiliate of the Investment Manager, served as the Fund's administrative agent and received a fee of 0.095% for the Fund (or $25,000 per Fund per year, whichever is greater).

Pursuant to a Transfer Agency Agreement with the Trust, as amended, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. Prior to October 4, 2016, RFS served as the Fund's transfer and administrative agent. On October 4, 2016, RFS was acquired from Guggenheim by MUFG Investor Services (“MUFG”), the global asset servicing group of Mitsubishi UFJ Financial Group. In connection with the acquisition, RFS changed its name to MUFG Investor Services (US), LLC. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850.
For these services, the Transfer Agent receives the following fees with respect to each class of shares of the Fund, subject to a minimum fee of $25,000 annually for the Fund:

1.	Account Set-Up Charge — A fee of $4 to open an account on the Transfer Agent’s transfer agency system to hold shares of the Fund.

2.
Annual Maintenance Charge — An annual per account fee of (1) $8 per open account for regular accounts; (2) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and (3) $5 per account for closed accounts that remain outstanding on the Transfer Agent’s transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

3.	Transaction Charge — A per transaction charge of (1) $1.10 per transaction for regular accounts and (2) $0.60 per transaction for accounts that are Matrix Level III.
The Fund has agreed to reimburse the Transfer Agent or its affiliates for expenses the Transfer Agent or its affiliates pays to third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of the Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Fund pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing your financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar services vary based on, for example, the nature of the services provided. No sub-transfer agency payments are made with respect to Class R6 shares. For the Fund's fiscal year ended September 30, 2019, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $20,351,641.
The Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class C, and Class P distribution fees; and legal, auditing and accounting expenses. The Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. The Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, private debt and derivatives investments of the Fund often require legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Fund. In certain cases, these fees can be borne by the Fund and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
The Fund paid the following amounts to the applicable Service Providers for its services during the Fund's three most recently completed fiscal years:

Fund	Fiscal Year/ Period	Investment Advisory Fees Paid	Investment Advisory Fees Waived by and Reimbursements from Investment Managers*	Transfer Agency Service Fees Paid	Accounting and Administrative Service Fees Paid
SMid Cap Value Fund	2019	$2,976,623	$26,508	$367,147	$317,510
	2018	$3,627,849	$32,573	$545,727	$386,975
	2017	$4,083,532	$33,406	$502,215	$418,769
* Pursuant to expense limitation agreement, the Investment Manager is entitled to recoup any fees the Investment Manager waived and Fund expenses that the Investment Manager reimbursed for a period of 36 months following such fee waivers and expense reimbursements. Please refer to the notes to the financial statements included in the Fund’s most recent annual report for more information.

CODE OF ETHICS
The Fund, the Investment Manager and the Distributor have adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Fund. Access persons may invest in securities, including securities that may be purchased or held by the Fund, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Fund and the Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Fund or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Fund; (2) is being purchased or sold by the Fund; or (3) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or any funds managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

PORTFOLIO MANAGERS

Compensation—The Investment Manager compensates portfolio managers for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.  The Investment Manager's deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of Fund(s) managed by the particular portfolio manager.  The value of the Fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years).  As discussed below, a portfolio manager’s ownership of shares of the Fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor the Fund over other Funds or other accounts.
Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. As of the end of the Fund's fiscal year ended September 30, 2019, the Portfolio Managers are responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
James P. Schier	8	$1,079	0	$0	1	$7
Farhan Sharaff	26	$2,917	0	$0	0	$0
Burak Hurmeydan	17	$1,843	0	$0	0	$0
Gregg Strohkorb	8	$1,079	0	$0	0	$0
David G. Toussaint	8	$1,079	0	$0	0	$0
The portfolio managers of the Fund do not manage any registered investment companies, other pooled investment vehicles, or other accounts with a performance based advisory fee.
Portfolio Manager Ownership of Fund Shares—The table below sets forth the dollar range of shares of the Fund beneficially owned by each portfolio manager of the Fund as of the end of the Fund's fiscal year ended September 30, 2019. If no holdings are shown for a portfolio manager, the portfolio manager did not beneficially own shares of the Fund as of such date. These amounts may reflect Fund shares awarded to the portfolio manager under the Investment Manager's deferred compensation program described above.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
David G. Toussaint	SMid Cap Value Fund	$10,001-$50,000
Information Regarding Potential Conflicts of Interest—
Potential Conflicts Related to the Sale of Fund Shares. The Investment Manager, its affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or its Investment Manager or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.
To the extent permitted by applicable law, the Investment Manager and its affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of the Investment Manager or its affiliates or amounts payable to an Investment Manager or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.

Potential Conflicts Related to Management of the Fund by the Investment Manager.
The following are descriptions of certain conflicts, financial or otherwise, that the Investment Manager and its employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Investment Manager, its affiliates, or its respective clients. To address these and other actual or potential conflicts, the Investment Manager and the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Investment Manager's fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Investment Manager's affiliates and are not employees or clients of the Investment Manager. Additional information about potential conflicts of interest regarding the Investment Manager is set forth in each Investment Manager’s Form ADV. A copy of Part 1 and Part 2A of each Investment Manager’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Investment Manager and Its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Investment Manager is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Investment Manager (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Investment Manager in managing the Fund.
For example, the Other Business Activities may create conflicts between the interests of the Fund, on the one hand, and the interests of the Investment Manager, its affiliates and their respective other clients, on the other hand. The Investment Manager and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and the Investment Manager or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Investment Manager and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of the Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Investment Manager's clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities could affect the prices and availability of the securities and instruments that the Fund holds or that an Investment Manager seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.
These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Investment Manager and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit an Investment Manager, its affiliates or other client accounts.
Investment Manager's and Its Affiliates’ Activities on Behalf of Other Clients. The Investment Manager and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Investment Manager, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. There are no restrictions on the ability of an Investment Manager and its affiliates to manage Other Clients following the same, similar or different investment objectives, strategies and philosophies as those employed by the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, the Investment Manager may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument, which may be disadvantageous to the Fund and adversely affect its performance.
The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, the Investment Manager or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. The Investment Manager on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Investment Manager will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Investment Manager may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between the Investment Manager's clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of the Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.
Investment Manager Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Investment Manager, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Investment Manager, its related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Investment Manager's ultimate parent company. Sammons has relationships with the Investment Manager and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance

Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of the Investment Manager and, accordingly, pay the Investment Manager a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of the Investment Manager and the largest individual source of annual advisory fees paid to the Investment Manager.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries (“Guggenheim Related Persons”) have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Investment Manager. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Investment Manager has invested or will invest on behalf of their clients or to which the Investment Manager has provided or will provide financing on behalf of their clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Investment Manager's clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to an Investment Manager and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Investment Manager on behalf of its clients. The Investment Manager does not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Investment Manager in managing the Fund and could create an incentive for the Investment Manager to favor the interests of these companies over its clients. These incentives are more pronounced where an Investment Manager has multiple relationships with the client. For example, the Investment Manager has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, the accounts of Affiliated Insurance Companies and other Investment Manager clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of the Investment Manager. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Investment Manager on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Investment Manager may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Investment Manager may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Fund. In addition, the Investment Manager may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Investment Manager mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Investment Manager's pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and the Investment Manager also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).

Allocation of Investment Opportunities. As described above, the Investment Manager and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and the Investment Manager may face potential conflicts of interest because the Investment Manager may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by an Investment Manager, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated.  When an Investment Manager believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Investment Manager has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, an Investment Manager may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, an Investment Manager may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Investment Manager allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers.  With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating client accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors may result in non-pro rata allocations, and particular client accounts (including client accounts in which the Investment Manager and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on the Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Fund may devote as much time to the Fund as the Investment Manager deems appropriate to perform their duties in accordance with reasonable commercial standards and the Investment Manager's duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, the Investment Manager may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund's portfolio managers would not be devoted exclusively to the business of the Fund.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Investment Manager and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Investment Manager will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, an Investment Manager may be unable to initiate a transaction for the Fund’s account that it otherwise might have initiated. As a result, the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Fund's Investments. Fund assets are valued in accordance with the Trust’s valuation procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of an Investment Manager (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund's procedures or may have access to different information or pricing vendors or use different models or techniques. The Investment Manager plays a role in the valuation of Fund assets and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by the Investment Manager. Investments by the Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As disclosed in the Prospectus and this SAI, the Investment Manager has agreed to waive certain fees associated with these investments. In other circumstances, the Investment Manager may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Investment Manager that will be compensated for such services.
Potential Conflicts Associated with the Investment Manager and Its Affiliates Acting in Multiple Capacities Simultaneously
Principal and Cross Transactions. The Investment Manager may, to the extent permitted under applicable law, effect client cross transactions where an Investment Manager causes a transaction to be effected between the Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because an Investment Manager represents the interests of both the selling account and the buying account in the same transaction, and the Investment Manager could seek to treat one party to the cross transaction more favorably than the other party. The Investment Manager has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Investment Manager's fiduciary duties and obligation to seek best execution and applicable rules.
Investment Manager and Its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, an Investment Manager may cause the Fund to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) an Investment Manager or one of its affiliates. Such investments may include (i) investments that an Investment Manager or one of its affiliates originated, arranged or placed, (ii) investments in which the Investment Manager's affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Investment Manager's affiliate represented the buyer or seller); (iii) investments where an Investment Manager or its affiliates provided other services to a transaction participant or other third party, (iv) investments where an Investment Manager or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by an Investment Manager or its affiliates, investment funds or pools managed by an Investment Manager or its affiliates or assets or obligations managed by an Investment Manager or its affiliates. Commissions, fees, or other remuneration payable to an Investment Manager or its affiliates in these transactions may present a potential conflict in that the Investment Manager may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Investment Manager may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Investment Manager, has investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Investment Manager's affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Investment Manager's clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of an Investment Manager, or an Investment Manager’s advisory client is a lender or financing provider to an Investment Manager or its affiliates (including a parent), a potential conflict may exist as the Investment Manager may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Investment Manager's affiliates in the offerings described above or the financial markets more broadly may restrict the Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Investment Manager but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Fund's investment programs, these funds may reduce capacity otherwise available to the Fund.
To the extent permitted by applicable law, the Investment Manager and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.
Present and future activities of the Investment Manager and its affiliates (and the role and relationships of the Investment Manager's personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. As discussed above, portfolio managers may own Fund shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager.  As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages.  These personal investments may create an incentive for a portfolio manager to favor such Fund(s) or fund(s) over other advisory clients, including other Funds.

PROXY VOTING

The Board has delegated to the applicable Investment Manager the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings.
Certain funds of the Guggenheim Family of Funds (“investing fund”), such as the Fund, may invest in other funds of the Guggenheim Family of Funds (“underlying fund”), including another Fund, and as a result, an investing fund may be a shareholder of record of, and own shares with voting rights of, an underlying fund. With respect to a proposal that applies on a trust-wide basis (i.e., all series of the underlying fund’s trust will vote together on the proposal, e.g., election of trustees), the investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders of series of the underlying fund’s trust that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates in the aggregate.
The investing fund’s adviser may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate.
As a general matter, for proposals that are fund or class-specific (i.e., each fund or class votes separately), an investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders in that underlying fund that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates (also called “mirror” or “echo” voting).
With regard to investing funds that hold shares in underlying funds that are offered exclusively to funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates and institutional accounts managed by such advisers or their affiliates, an investing fund’s adviser will cause the investing fund to: (i) echo vote in proportion to votes of the shareholders of the investing fund in the event that both the investing and underlying funds are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing fund or an independent proxy voting service if deemed appropriate by the independent board members of the investing fund.
Security Investors—The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund client. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term economic interests of its clients. The Investment Manager will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients.
Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits, are outside the scope of the Procedures.
The Investment Manager utilizes the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The Investment Manager reviews ISS’s performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation.
In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. ISS will employ these Guidelines based on account set up instructions received from the Investment Manager. For proposals not addressed by the Guidelines, the Investment Manager will determine how to vote the proxy. For proposals where the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines, the Investment Manager must determine that overriding ISS’s vote recommendation is in the best interest of the client and that no conflicts of interest exists.
The Investment Manager occasionally may be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the provision of services or products by the Investment Manager’s affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Investment Manager or its affiliates and proponents of a proxy issue, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the relevant company. If a material conflict of interest exists, the Investment Manager will attempt to resolve the conflict consistent with the procedures below. At times, ISS may have a conflict of interest because it also sells corporate governance services to companies whose proxies it analyzes.
If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager may resolve the conflict in any of the following manners:

•	Refer Proposal to the Client - the Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•
Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Abstaining from voting.

The method selected by the Investment Manager to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
The Investment Manager will provide clients with a copy of its Procedures upon written request and will make specific voting information relating to a client available to that client upon written request.
Clients may obtain information about how the Investment Manager voted proxies on their behalf by contacting the Investment Manager.
The Fund is required to file Form N-PX with the SEC with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX will be available without charge: (1) from the Fund, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.

DISTRIBUTOR
Guggenheim Funds Distributors, LLC (the “Distributor”), 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Fund on a continuous basis. The Distributor also acts as principal underwriter for Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.
The Distributor does not receive any compensation from the Fund for the distribution of Class R6 shares and Institutional class shares.
The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
The Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.

ALLOCATION OF PORTFOLIO BROKERAGE
Below is a summary of brokerage allocation policies for the Investment Manager. The Investment Manager is responsible for purchasing and selling securities and other assets for the Fund.
Security Investors
Security Investors makes investment decisions for the Fund, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. Security Investors has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among the Fund it advises and Security Investors’ other clients fairly and equitably.
Security Investors has discretionary trading authority on behalf of the Fund (and its other clients) and has a duty to the Fund (and its other clients) to seek the best available net price and most favorable execution for portfolio transactions. In selecting a broker or dealer for each transaction, the Security Investors uses its judgment to choose the broker or dealer most capable of providing the range and quality of brokerage services necessary to obtain the best available net price and most favorable execution based on a range of factors. The factors that Security Investors may consider include, but are not limited to, prior experiences with broker-dealers, the size of the particular transactions, the financial condition of the broker-dealer and its execution capabilities, the potential impact on the marketplace and other factors deemed appropriate by the Security Investors. Accordingly, Security Investors is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund Shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for the Fund. Security Investors and its affiliates do not currently participate in soft dollar arrangements.
Security Investors may aggregate trade orders for the Fund and/or its other clients in a particular security when it believes that doing so is consistent with its duties to the Trust. Although Security Investors’ investment decisions for the Fund will be made independently from investment decisions for any other client account, investments for the Fund may also be considered appropriate for other client accounts. Aggregation of trade orders may result in an overall benefit to the Fund because it may achieve efficiencies in execution and reduce trading costs. Security Investors will allocate such orders in a fair and equitable manner in relation to the objectives and needs of the Fund(s) and other client accounts involved. When feasible, Security Investors will allocate these orders prior to executing the trade in accordance with its applicable policies and procedures. In some cases, Security Investors may use various forms of pro rata or other methods of allocation that are considered to be consistent with Security Investors’ established policies and procedures. Allocations for initial public offerings (IPOs) are typically handled in the same manner as any other aggregated trade, however, Security Investors will attempt to allocate IPOs among appropriate client accounts on a pro rata basis, subject to certain adjustments.
The table below sets forth the brokerage fees paid by the Fund during the Fund's three most recently completed fiscal years:

Fund	Year	Fund Total Brokerage Commissions Paid

SMid Cap Value Fund	2019 2018 2017	$492,679 $648,523 $700,413
During such fiscal years, the Fund paid no brokerage commissions to Security Distributors, Inc. or Guggenheim Funds Distributors, LLC, the former and current principal underwriters. Additionally, during such fiscal years, the Fund paid no brokerage commission to Guggenheim Securities, LLC, an affiliate of the Investment Manager. For the fiscal year ended September 30, 2019, the Fund did not pay any brokerage commissions to, or transact any of its transactions through, an affiliate of the Investment Manager.
For the fiscal year ended September 30, 2019, the Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Investment Manager.
The Fund contemplates that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Manager and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.

SECURITIES OF REGULAR BROKER-DEALERS
In certain cases, the Fund, as part of its principal investment strategies, or otherwise as a permissible investment, will invest in the securities of the regular broker-dealers that its Investment Manager uses to effect brokerage transactions for the Fund. As of the end of the Fund's fiscal year ended September 30, 2019, the Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, in the aggregate amount as follows: Stifel Financial Corp. - $2,153,988.

HOW NET ASSET VALUE IS DETERMINED
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies the Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which the Fund’s investments are valued on any particular business day.
The NAV of the Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of the Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued with the Fund's valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees. The Fund's valuation procedures permit the Fund to use a variety of valuation methodologies in connection with valuing the Fund's investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities accurately is difficult and can be based on inputs and assumptions which may not always be correct.

Equity securities traded on a domestic securities exchange (including ETFs, ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of the last bid price. Over-the-counter (“OTC”) securities held by the Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of the Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.
Discount notes with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Fund in valuing securities and can rely on limited available information. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Fund's valuation procedures. Certain securities may be valued based on broker bid prices.
Commercial paper will be valued using market quotations from approved pricing services. The Fund will utilize the amortized cost method in valuing its discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a price provided by a pricing service or may be fair valued.
For investments in an underlying open-end mutual fund (other than ETFs), or investments in any wholly-owned foreign subsidiary, the Fund values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.
Options on securities and indices purchased by the Fund generally are valued using the mid price, which is the mean of the spread between the bid and ask prices.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current trade price. If a qualifying trade price is unavailable, then the mid point price may be used. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads. Certain equity portfolio swaps are valued using the last sale price on the exchange for each of the swap’s underlying equity securities.
The loans (including syndicated bank loans) in which the Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by a pricing service. If no pricing service is available, the valuations may be based on broker quotations or other market information (e.g., trade prices) or may be fair valued. Fund that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.

For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Fund's valuation procedures.
The Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. The Fund also may value its foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Fund and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Manager and other committee members.
Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

HOW TO REDEEM SHARES
Shareholders may turn in their shares directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by the Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);

•	Signature of account owner(s) (not required for telephone redemptions); and

•	Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
In addition to the rights expressly set forth in the Prospectuses and this SAI, the Fund reserves the right to close your account or redeem your shares in other circumstances as may be determined by the Board or by Fund management pursuant to policies adopted by the Board. Neither the Fund, the Investment Manager (or its affiliates), nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption. The Board may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances, such as when it has determined that a particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund or failure to so redeem may have materially adverse consequences to other shareholders. Involuntary redemptions in any case may be in cash or in-kind.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by your financial intermediary or the Transfer Agent.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Receiving Your Redemption Proceeds—Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions, unless paid in-kind (see below), will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Fund, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Fund repurchases shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Fund's account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”).

Redemptions In-Kind—The Fund reserves the right to use redemptions in-kind at all times, including during stressed conditions or other circumstances. The Fund may satisfy a redemption request by distribution in-kind of securities for a variety of purposes, such as tax management and liquidity risk management, as well as in instances of large redemptions. The Fund may also satisfy redemption requests entirely through redemptions in-kind upon the request of a shareholder. In each case, such redemption in-kind would be effected in accordance with the 1940 Act and rules thereunder.
The Fund has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. As described above, the Fund reserves the right, in their discretion, to satisfy other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in-kind”). The securities distributed in such a redemption in-kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and generally represent a pro rata portion of Fund portfolio assets subject to certain adjustments (e.g., for non-transferable investments, odd lots or small lots of securities, and derivatives). In the case of a non-pro rata distribution, the distribution would be subject to the Trust’s officers and the Trust’s Liquidity Risk Management Program Administrator, in consultation with the portfolio managers and other personnel of the Investment Manager, as deemed warranted or appropriate, determining that the distribution is fair and not disadvantageous to the redeeming or remaining shareholders.
In the event a shareholder were to receive a redemption in-kind of portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities, which may result in capital gains or other tax consequences. The shareholder would bear market risks and thus be at risk that the value of the securities would decline prior to their sale or would be sold at a price that differs from their original value, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.
Telephone Redemptions—The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Fund at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Fund.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”

HOW TO EXCHANGE SHARES
Shareholders of the Fund may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Transparent Value Trust, Rydex Series

Funds and the Rydex Dynamic Funds (together with the Fund, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Institutional Class and Class R6 shares of the Fund may be exchanged for Institutional Class and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. Any contingent deferred sales charge applicable to exchanged shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Fund, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Exchange By Telephone—A shareholder of each class of shares may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Fund. In particular, the Fund may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES
According to the Fund's policy, dividends are paid from net investment income at least annually for the Guggenheim Equity Funds and each month for the Guggenheim Fixed-Income Funds. In addition, the Fund distributes realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of an initial sales charge and Institutional Class shares of the Fund bear no distribution expenses, while Class C shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally, will be higher and as a result, income distributions paid by the Fund with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.
The Fund will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them in additional Fund shares. Distributions of net investment income and any short-term capital gains by the Fund are taxable as ordinary income whether received in cash or reinvested in additional shares.

Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
The Fund intends to qualify annually and intends to elect or has elected to be treated as a regulated investment company under the Code. To qualify for treatment as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (the “Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, plus its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if the Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
Assuming the Fund qualifies as a regulated investment company, each such Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies, like the Fund, typically must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid this tax, a regulated investment company must distribute in respect of each calendar year dividends of an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment companies paid no federal income tax. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed investment company taxable income and gains. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Fund, are generally taxable as ordinary income.
For federal income tax purposes, dividends paid by the Fund from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by the Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days as well as satisfy certain other requirements in order to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount reported as qualified dividend income by the Fund cannot exceed the aggregate amount of eligible dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. The Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. The Fund shareholder would also have to satisfy a more than 60-day holding period as well as certain other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be taxable to shareholders, respectively, as long-term capital gain or loss if the shares had been held for more than one year at the time of sale or redemption. Capital gain or loss on shares held as capital assets for less than one year generally will be taxable to shareholders, respectively, as short-term capital gain or loss. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original shares were disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Fund must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Fund is not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to their particular circumstances.
Back-up Withholding—The Fund generally will be required to withhold federal income tax at a rate of 24% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Passive Foreign Investment Companies—The Fund may invest in stocks of foreign companies that are treated under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is treated as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC (i.e., the "mark-to-market election"). If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized. If this election were made, any tax otherwise assessed at the Fund level under the PFIC rules generally would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to be subject to tax annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Fund will choose to make the mark-to-market election with respect to PFIC stock acquired and held. If this election is made, the Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund's unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which the Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by the Fund. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear.
The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to the fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the IRS.
The requirements applicable to the Fund’s qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Market Discount—If the Fund acquires a debt security at a price below the lower of the adjusted issue price or the stated redemption price of such debt security, the excess of its stated redemption price at maturity over its acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount—Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given taxable year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Constructive Sales—These rules may affect timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
REITs—REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed as dividends to shareholders if the REITs comply with the Code's requirements.

REITs pay distributions to its shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT generally do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends.” Distributions in excess of a REIT’s earnings and profits are reported as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be reported as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)—Under a notice issued in 2006 by the IRS (the "Notice"), the Code and Treasury regulations to be issued, a portion of Risk Managed Real Estate Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT. It is unlikely that these rules will apply to the Fund.
Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from real estate investment trusts and certain taxable income from publicly traded partnerships. There is no regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. Although legislation has been proposed to provide this pass through, currently, investors investing directly in real estate investment trusts or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while, in comparison, investors investing in real estate investment trusts or publicly traded partnerships indirectly through a fund would not be eligible for the 20% deduction for their share of such taxable income.
Foreign Taxation—Income earned and gain realized by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
The imposition of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Securities Lending—The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its stockholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to either qualified dividend income or income otherwise eligible for the corporate dividends received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by such Fund and, therefore, cannot be passed through to stockholders even if the Fund satisfies the requirements described in “Foreign Taxation,” above.
Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options, and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Foreign Shareholders—Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Fund shares, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Fund shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
Certain properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, no assurance can be given as to whether any of the Fund's distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In the case shares of Fund shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund reports the payment as a dividend derived from qualified net interest income or qualified short-term capital gain. Moreover, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Capital gain distributions from the fund's net long-term capital gains are also generally exempt from U.S. withholding tax.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the

Treasury Department of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code,a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If Risk Managed Real Estate Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. Risk Managed Real Estate Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of Risk Managed Real Estate Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Foreign shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.

The tax consequences, including the applicable rate of taxation and characterization of distributions, to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein, as well as could vary depending upon the foreign shareholder's level of current and prior ownership of Fund shares. Foreign shareholders are urged to consult their own tax advisers and, if holdings Fund shares through intermediaries, their intermediaries, concerning the application of these rules as well as with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.

Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of the Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ORGANIZATION
The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.

The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in 20 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
As of the date of this SAI the Fund has four classes of shares outstanding. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of the Fund will be fully paid and non-assessable by the Fund. Shares may be exchanged as described under “How to Exchange Shares” and have such preference, conversion, exchange or preemptive rights as authorized by the Board from time to time and permitted under the Trust's organizational documents and applicable law. Shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular Fund or class, such as the investment advisory contract or the fundamental policies, only shares of that Fund or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast in person or by proxy at a meeting of shareholders.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT
The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Fund, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
MUFG, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for the Fund pursuant to a Transfer Agency Agreement with the Trust, and acts as the administrative agent for the Fund pursuant to the Fund Accounting and Administration Agreement with the Trust, as amended.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust's independent registered public accounting firm, Ernst & Young LLP, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, prepares the Fund's federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

LEGAL COUNSEL
Dechert, LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, which are contained in the Fund's annual report for the most recently completed fiscal year are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting the SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund), Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A

DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. —
Aaa. Bonds which are rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa. Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and subject to moderate credit risk and as such may possess certain speculative characteristics. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds which are rated B are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of its generic rating category.
Standard & Poor’s Corporation —
AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meets its financial commitments on the obligation is extremely strong.

A-1

AA. Bonds rated AA have a very strong capacity to meet its financial commitments and differs from the highest-rated obligations only to a small degree.
A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meets its financial commitments on the obligation.
BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
C. The rating C is highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

A-2

702 King Farm Blvd. Suite 200 • Rockville, Maryland 20850 • www.guggenheiminvestments.com

SCV-SAI-1219x0120

GUGGENHEIM FUNDS TRUST

PART C. OTHER INFORMATION
Item 28.    Exhibits

(a)	Amended and Restated Declaration of Trust – Filed herewith.

(b)	Amended and Restated Bylaws – Filed herewith.

(c)	Reserved

(d)
(1)    Investment Management Agreement with Security Investors, LLC with respect to Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund), Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund and Guggenheim World Equity Income Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(2)
Investment Management Agreement with Security Investors, LLC with respect to Guggenheim Large Cap Value Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(3)
Investment Management Agreement with Security Investors, LLC with respect to Guggenheim StylePlus-Mid Growth Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(4)
Investment Advisory Contract with Security Investors, LLC with respect to Guggenheim Investment Grade Bond Fund, Guggenheim High Yield Fund and Guggenheim Municipal Income Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(5)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Enhanced World Equity Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(6)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Floating Rate Strategies Fund, Guggenheim Macro Opportunities Fund and Guggenheim Total Return Bond Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(7)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Limited Duration Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(8)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Risk Managed Real Estate Fund – Previously filed with Post-Effective Amendment No. 140 to Registration Statement 2-19458 (filed March 19, 2014).*

(9)
Investment Management Agreement with Security Investors, LLC with respect to Guggenheim Alpha Opportunity Fund – Previously filed with Post-Effective Amendment No. 150 to Registration Statement 2-19458 (filed September 24, 2014).*

(10)
Investment Sub-Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Municipal Income Fund – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(11)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Capital Stewardship Fund – Previously filed with Post-Effective Amendment No. 152 to Registration Statement 2-19458 (filed September 26, 2014).*

(12)	Investment Sub-Advisory Agreement with Concinnity Advisors, LP – Previously filed with Post-Effective Amendment No. 152 to Registration Statement 2-19458 (filed September 26, 2014).*

(13)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Diversified Income Fund – Previously filed with Post-Effective Amendment No. 185 to Registration Statement 2-19458 (filed November 16, 2015).*

(14)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Market Neutral Real Estate Fund – Previously filed with Post-Effective Amendment No. 196 to Registration Statement 2-19458 (filed February 25, 2016).*

(15)
Amendment to Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Total Return Bond Fund, Guggenheim Macro Opportunities Fund and Guggenheim Floating Rate Strategies Fund – Previously filed with Post-Effective Amendment No. 213 to Registration Statement 2-19458 (filed January 27, 2017).*

(16)
Amendment to Investment Advisory Contract with Security Investors, LLC with respect to Guggenheim Investment Grade Bond Fund – Previously filed with Post-Effective Amendment No. 213 to Registration Statement 2-19458 (filed January 27, 2017).*

(17)
Amendment to Investment Management Agreement with Security Investors, LLC with respect to Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund) and Guggenheim Small Cap Value Fund – Previously filed with Post-Effective Amendment No. 213 to Registration Statement 2-19458 (filed January 27, 2017).*

(18)
Second Amendment to Investment Advisory Contract with Security Investors, LLC with respect to Guggenheim Investment Grade Bond Fund – Previously filed with Post-Effective Amendment No. 242 to Registration Statement 2-19458 (filed January 29, 2018).*

(19)
Second Amendment to Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Total Return Bond Fund – Previously filed with Post-Effective Amendment No. 242 to Registration Statement 2-19458 (filed January 29, 2018).*

(20)
Second Amendment to Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Limited Duration Fund – Previously filed with Post-Effective Amendment No. 242 to Registration Statement 2-19458 (filed January 29, 2018).*

(21)
Amendment to Investment Management Agreement with Security Investors, LLC with respect to Guggenheim Alpha Opportunity Fund – Previously filed with Post-Effective Amendment No. 242 to Registration Statement 2-19458 (filed January 29, 2018).*

(22)
Investment Advisory Agreement with Guggenheim Partners Investment Management, LLC with respect to Guggenheim Ultra Short Duration Fund - Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

(e)	(1) Distribution Agreement – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*
(2)    Form of Underwriter-Dealer Agreement – Previously filed with Post-Effective Amendment No. 112 to Registration Statement 2-19458 (filed November 13, 2009).*

(f)	Not applicable

(g)	(1) Custodian Agreement-The Bank of New York Mellon – Previously filed with Post-Effective Amendment No. 69 to Registration Statement 2-59353 (filed April 30, 2013).*

(2)	Amended Schedule II to the Custodian Agreement-The Bank of New York Mellon – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

(h)	(1) Form of Expense Limitation Agreement – Guggenheim Partners Investment Management, LLC – Filed herewith.

(2)	Form of Expense Limitation Agreement – Security Investors, LLC – Filed herewith.

(3)	Transfer Agency Agreement – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(4)	Amendment to Transfer Agency Agreement – Previously filed with Post-Effective Amendment No. 208 to Registration Statement 2-19458 (Filed November 29, 2016).*

(5)	Fund Accounting and Administration Agreement – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(6)	Amendment to Fund Accounting and Administration Agreement – Previously filed with Post-Effective Amendment No. 208 to Registration Statement 2-19458 (filed November 29, 2016).*

(7)
Amendment to Transfer Agency Agreement and Fund Accounting and Administration Agreement – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

(8)	Fund of Funds Waiver Agreement - Guggenheim Partners Investment Management, LLC – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*

(9)	Fund of Funds Waiver Agreement - Security Investors, LLC – Previously filed with Post-Effective Amendment No. 185 to Registration Statement 2-19458 (filed November 16, 2015).*

(i)	(1) Legal Opinion with respect to each Fund – Previously filed with Post-Effective Amendment No. 265 to Registration Statement 2-19458 (filed January 29, 2019).*

(2)	Legal Opinion with respect to Institutional Class and Class R6 shares of Guggenheim SMid Cap Value Fund – Filed herewith.

(j)
(1)    Consent of Independent Registered Public Accounting Firm with respect to each Fund – Previously filed with Post-Effective Amendment No. 265 to Registration Statement 2-19458 (filed January 29, 2019).*

(2)	Consent of Independent Registered Public Accounting Firm with respect to Institutional Class and Class R6 shares of Guggenheim SMid Cap Value Fund – Filed herewith.

(k)	Not applicable

(l)	Not applicable

(m)	(1) Class A Distribution Plan – Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*

(2)	Amendment to Schedule A of Class A Distribution Plan – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*
(3)     Class B Distribution Plan– Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*
(4)     Class C Distribution Plan– Previously filed with Post-Effective Amendment No. 138 to Registration Statement 2-19458 (filed January 28, 2014).*
(5)    Amendment to Exhibit A of Class C Distribution Plan – Previously filed with Post-Effective Amendment No. 185 to Registration Statement 2-19458 (filed November 16, 2015).*
(6)    Class P Distribution Plan – Previously filed with Post-Effective Amendment No. 174 to Registration Statement 2-19458 (filed May 1, 2015).*
(7)    Amendment to Schedule A of Class P Distribution Plan – Previously filed with Post-Effective Amendment No. 261 to Registration Statement 2-19458 (filed December 13, 2018).*
(8)    Form of Specimen copy of Shareholder Service Agreement – Previously filed with Post-Effective Amendment No. 113 to Registration Statement 2-19458 (filed January 29, 2010).*

(n)	Amended and Restated Multiple Class Plan – Previously filed with Post-Effective Amendment No. 174 to Registration Statement 2-19458 (filed May 1, 2015).*

(o)	Reserved

(p)	Code of Ethics
(1)    Guggenheim Funds Trust, Security Investors, LLC, and Guggenheim Funds Distributors, LLC – Filed herewith.
(2)    Guggenheim Partners Investment Management, LLC – Previously filed with Post-Effective Amendment No. 265 to Registration Statement 2-19458 (filed January 29, 2019).*
(3)    Concinnity Advisors, LP – Previously filed with Post-Effective Amendment No. 152 to Registration Statement 2-19458 (filed September 26, 2014).*

(q)	Powers of Attorney – Filed herewith.
___________________________
*    Incorporated by reference.

Item 29.    Persons Controlled by or Under Common Control with Registrant
The Board of Trustees of the Registrant is the same as the board of certain other registrants, each of which has Security Investors, LLC (“Security Investors”), Guggenheim Partners Investment Management, LLC (“GPIM”), or an affiliate of Security Investors or GPIM, as its investment adviser. In addition, the officers of the Registrant are substantially identical to those of the other registrants. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards and officers arises as the result of an official position with the respective registrants.
The Trust through Guggenheim Macro Opportunities Fund, a separate series of the Trust, wholly owns and controls the Guggenheim Macro Opportunities Fund CFC ("Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary's financial statements will be included, on a consolidated basis, in the Fund’s annual and semi-annual reports to shareholders.
Item 30.    Indemnification
Article VII, Section III of the Registrant’s Declaration of Trust, which is filed hereunder, provides for indemnification of the Trustees, officers, employees and other agents of the Registrant who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.
A policy of insurance covering Security Investors, LLC, Guggenheim Funds Distributors, LLC, the Registrant and certain other registrants advised by Security Investors, GPIM, or an affiliate of Security Investors or GPIM insures the Registrant’s trustees and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties. The independent trustees are also covered under a joint independent directors liability (“DL”) insurance policy that covers the independent trustees of the other registrants.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.        Business or Other Connections of Investment Adviser
Security Investors serves as investment adviser to Guggenheim Alpha Opportunity Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim SMid Cap Value Institutional Fund, Guggenheim SMid Cap Value Fund, Guggenheim Municipal Income Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund. Security Investors is primarily engaged in the provision of investment advisory and management services to mutual funds and private accounts. The directors and officers of Security Investors consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of Security Investors is or has been engaged in any other business, profession, vocation or employment of a substantial nature during the past two fiscal years. Information as to the executive officers and directors of Security Investors is included in its Form ADV as filed with the SEC (File No. 801-8008) pursuant to the Investment Advisers Act of 1940, as amended.
GPIM serves as investment adviser for Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Total Return Bond Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Capital Stewardship Fund and Guggenheim Ultra Short Duration Fund. GPIM also serves as investment sub-adviser to Guggenheim Municipal Income Fund. GPIM is primarily engaged in the provision of investment advisory and management services to registered investment companies and private accounts. The directors and officers of GPIM consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of GPIM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of GPIM is included in its Form ADV as filed with the SEC (File No. 801-66786) pursuant to the Investment Advisers Act of 1940, as amended.
Item 32.    Principal Underwriters

(a)
Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds and Transparent Value Trust.

(b)	The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:

(1) Name and Principal Business Address	(2) Position and Offices with Underwriter	(3) Position and Offices with Registrant
Jerry Miller 330 Madison Avenue, 10th Floor New York, New York 10017	Chief Executive Officer and President	None

Dominick Colgiandro 42-40 Bell Boulevard, Suite 505 Bayside, New York 11361	Chief Operating Officer	None

Dennis R. Metzger 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Chief Compliance Officer	None

Kevin M. McGovern 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Vice President	None

Julie Jacques One Security Benefit Place Topeka, KS 66636	Chief Financial Officer and Treasurer	None

Amy J. Lee 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Vice President, General Counsel and Secretary	Trustee, Vice President and Chief Legal Officer

Elisabeth A. Miller 702 King Farm Blvd., Suite 200 Rockville, MD 20850	Vice President	Chief Compliance Officer

Douglas Mangini 330 Madison Avenue, 10th Floor New York, New York 10017	Senior Vice President	None

(c)	Not applicable.

Item 33.    Location of Accounts and Records
Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, 702 King Farm Blvd., Suite 200, Rockville, MD 20850, 40 East 52nd Street, 16th Floor, New York, NY, 10022, 330 Madison Avenue, 10th Floor, New York, New York 10017, 9401 Indian Creek Parkway, 40 Corporate Woods, Suite 850, Overland Park, KS 66210, 94 N. Broadway, Irvington, NY 10533 and 801 Montgomery Street, 2nd floor, San Francisco, California 94133; Four Corners Capital Management, LLC, 515 S. Flower Street, Suite 4310, Los Angeles, California 90071; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado, 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051; Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404; OppenheimerFunds, Inc., 498 Seventh Avenue, New York, New York 10018; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02110; Northern Trust Investments,

N.A., 181 W. Madison, Chicago, Illinois 60675 and Deutsche Asset Management, Inc., 345 Park Avenue, New York, New York 10154. Records relating to the duties of the Registrant’s custodian are maintained by Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245; State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105; Banc Of America Securities, LLC 9 West 57th Street, New York, New York 10019 and The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217.
Item 34.    Management Services
Not applicable.
Item 35.    Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused Post-Effective Amendment No. 275 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 30th day of December 2019.
GUGGENHEIM FUNDS TRUST
(Registrant)
By:        /s/ BRIAN E. BINDER
Brian E. Binder, President and Chief Executive Officer
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 30th day of December 2019.

Randall C. Barnes Trustee	GUGGENHEIM FUNDS TRUST

Angela Brock-Kyle Trustee Donald A. Chubb, Jr. Trustee	By: /s/ AMY J. LEE Amy J. Lee, Trustee, Vice President, Chief Legal Officer and Attorney-In-Fact for the Trustees Whose Names Appear Opposite
Jerry B. Farley Trustee	By: /s/ JOHN L. SULLIVAN John L. Sullivan, Chief Financial Officer, Treasurer and Chief Accounting Officer
Roman Friedrich III Trustee
Thomas F. Lydon, Jr. Trustee	By: /s/ BRIAN E. BINDER Brian E. Binder, President and Chief Executive Officer
Ronald A. Nyberg Trustee
Sandra G. Sponem Trustee
Ronald E. Toupin, Jr. Trustee

EXHIBIT LIST

(a)	Amended and Restated Declaration of Trust

(b)	Amended and Restated Bylaws

(h) (1)	Form of Expense Limitation Agreement – Guggenheim Partners Investment Management, LLC

(h) (2)	Form of Expense Limitation Agreement – Security Investors, LLC

(i) (2)	Legal Opinion with respect to Institutional Class and Class R6 shares of Guggenheim SMid Cap Value Fund

(j) (2)	Consent of Independent Registered Public Accounting Firm with respect to Institutional Class and Class R6 shares of Guggenheim SMid Cap Value Fund

(p) (1)	Code of Ethics - Guggenheim Funds Trust, Security Investors, LLC, and Guggenheim Funds Distributors, LLC

(q)	Powers of Attorney